UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23220

Fiera Capital Series Trust

(Exact name of registrant as specified in charter)

375 Park Avenue, 8th Floor

New York, New York 10152

(Address of principal executive offices) (Zip code)

Corporation Service Company

251 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Copy to:

Stephen A. McShea

Fiera Capital, Inc.

375 Park Avenue, 8th Floor

New York, New York 10152

George M. Silfen, Esq.

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Registrant's telephone number, including area code: (212) 300-1600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Fiera Capital Small/Mid-Cap Growth Fund

Fiera Capital Equity Allocation Fund

Fiera Capital Emerging Markets Fund

Fiera Capital Global Equity Focused Fund

Fiera Capital International Equity Fund

Each, a series of Fiera Capital Series Trust

Annual Report

March 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, https://us.FieraCapital.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds’ electronically by contacting your financial intermediary (such as broker-dealer or bank) or, if you are a direct investor, by following the instructions included with the Funds’ paper documents that have been mailed to you. You may also elect to receive paper copies of all future reports free of charge.

You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with the Funds’ paper documents that have been mailed to you.

Fiera Capital Series Trust

Table of Contents

Management Discussion and Fund Performance	2
Fiera Capital Small/Mid-Cap Growth Fund	2
Fiera Capital Emerging Markets Fund	5
Fiera Capital Global Equity Focused Fund	8
Fiera Capital International Equity Fund	11
Portfolio Composition	14
Schedules of Investments	17
Statements of Assets and Liabilities	24
Statements of Operations	26
Statements of Changes in Net Assets	29
Financial Highlights	35
Notes to the Financial Statements	39
Report of the Independent Registered Public Accounting Firm	51
Expense Example	53
Additional Information	55
Approval of Investment Advisory Agreements	58
Privacy Notice	60

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance March 31, 2019 (Unaudited)

April 1, 2018 – March 31, 2019

For the period April 1, 2018 to March 31, 2019, the Fiera Capital Small/Mid-Cap Growth Fund (the “SMID Fund”) returned +2.81% for the Institutional Class and +2.44% for the Investor Class (net of fees). The Fund underperformed its benchmark, the Russell 2500 Growth Index (“Russell 2500 Growth Index”), which returned +7.54%, for the same period.

Investment Philosophy

We believe that the best way to provide value-added returns is to seek to identify companies that exhibit certain favorable fundamental advantages and can benefit from secular growth trends, allowing us to structure the portfolio in high-conviction areas of longer-term sustainable growth. Embedded in our portfolio construction is the recognition of companies at different stages of their growth cycle, which we designate as “stable” and “emerging” growth stocks. We believe that having a spectrum of growth companies ranging from those that are truly innovative and growing rapidly to those that are more established, can provide relative stability while allowing the opportunity to drive outperformance versus our benchmark, the Russell 2500 Growth Index and peers over time.

Market Environment

For April 1 to June 30, 2018, the markets turned choppy after posting new highs in January 2018. Emerging markets led the way down, with China in particular taking it on the chin, as tariff wars ramped up in volume. The Chinese markets were essentially in bear market territory that quarter as the economy cooled and investors fretted about the effect a rapidly cooling economy would have on domestic consumption. Expectations of continued Fed tightening also depressed sentiment in the quarter. Growth beat Value in the quarter, with smaller cap stocks handsomely outpacing their larger cap peers in the US market.

For July 1 to September 30, 2018, investor-sentiment changed dramatically. Equity markets rebounded, with investors choosing to ignore everything that was a concern the previous quarter – namely, the tariff wars, the strong dollar, and Federal Reserve tightening. Large cap stocks outperformed their smaller cap peers in the quarter, and Growth continued to outpace Value.

For October 1 to December 31, 2018, markets around the world sold off indiscriminately. We believed this retrenchment was driven by three main concerns – tightening liquidity, China-US trade tensions, and an expected earnings slowdown. A belief that the growth momentum had stalled led to one of the biggest October drawdowns seen since the financial crisis, with most growth-oriented Biotech and Technology stocks experiencing dramatic multiple compressions and the so-called FAANG stocks (Facebook, Amazon, Apple, Netflix, Google) especially hard-hit (they essentially ended the quarter with arguably the worst December on record).

For January 1 to March 31, 2019, the Small/Mid-Cap Growth Fund saw markets rebound sharply from their lows in the prior quarter. If the previous quarter’s sell-off was precipitated by concerns around tightening liquidity, China-US trade tensions, and an expected earnings slowdown, the rebound in the beginning of 2019 came about as all three concerns faded from view. The Fed signaled a pause in the tightening cycle at least until the end of the year, the dreaded earnings slowdown did not materialize to the extent feared, and US-China trade talks resumed. In the meantime, the US economy continued to power on. Growth stocks resumed their outperformance over Value after a brief hiatus at the end of 2018. The Russell 2500 Growth Index returned +19.0%, vs. +13.0% for the Russell 2500 Value Index for the January 1 – March 31, 2019 period, and this was replicated in varying degrees across the entire market cap spectrum.

Performance

For the portfolio, it was a tale of two halves. While the Investor Class shares underperformed on a net basis by 510 basis points, and the Institutional Class shares by 473 basis points for the fiscal year, all the underperformance was front-end loaded. In other words, the performance of the Fund in the first quarter of the fiscal year alone, i.e. the quarter ending June 30, 2018, accounted for almost the entirety of its fiscal year underperformance. Said another way, the portfolio was flat relative to the benchmark over the last nine months of the fiscal year (the nine months ending March 31, 2019), and the full year underperformance can essentially be explained by what happened during the first three months alone.

The two major reasons for the underperformance in calendar Q2 were: (i) small caps dramatically outperformed mid-caps during the quarter, which was negative for a portfolio that was roughly 75% mid cap (stable growth), and 25% small cap (emerging growth); and (ii) our technology names (which contributed significantly to portfolio outperformance in 2017 and in calendar Q1, 2018) had a relatively muted Q2. Examples are stocks such as Nutanix (down 23%), Advanced Energy Industries (which is a semiconductor name that was

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance – Continued March 31, 2019 (Unaudited)

down 22%), Qualys (down 9%) and Semtech (down 8.4%). In addition, there were a couple of instances where macro factors impinged on stock-level performance. An example was MercadoLibre Inc. (a 2%+ position) which was negatively impacted by the depreciation of the Argentine Peso vs. the US Dollar in the first six months of the year (when it lost 25% against the dollar).

Over the full 12 month period, the Technology sector (a 300 basis point overweight in the portfolio) detracted 334 basis points from performance overall, with 375 basis points of detraction coming from negative stock selection, proving the point we made in the last paragraph. Financials (a 90 basis point underweight) detracted by 77 basis points overall, and Real Estate (a 169 basis point underweight) was a 70 basis point headwind. At the other end of the spectrum, Communication Services (a 425 basis point overweight), Healthcare (a 298 basis point underweight), and Consumer Discretionary (a 214 basis point overweight) contributed positively: by +91, +54, and +27 basis points respectively. Over the course of the year the cash balance in the portfolio (which accounted for 1.93%) was a 20 basis point headwind to performance.

Sector allocation was a net positive over the year, with negative stock selection accounting for 399 basis points of relative underperformance. As noted earlier, most of the negative stock selection effect (i.e. 375 basis points) came from the technology sector alone.

Positioning

When the markets sold off in at the end of 2018, the “stable” growth names in our portfolio outperformed and added value (-16.7% in the October 1 – December 31, 2018 period vs. -20.1% for the benchmark). In the January 1 – March 31, 2019 period, when the markets rebounded sharply, it was the turn of the “emerging” growth companies in the portfolio to carry the burden and add value, which they did handsomely (+26.3% vs. +19.0% for the benchmark).

Outlook

The biggest question is whether, and for how long, the US can remain an island of stability when large parts of the global economy – China and Europe in particular – have slowed down or are in the process of doing so. In this context, the recent downward revisions in US macroeconomic and earnings forecasts do not look too encouraging. On the positive side, central bankers, from the US to Europe, have signaled their intention to be monetarily accommodative; the Chinese authorities have announced fresh stimulus measures; and the Japanese economy is showing some signs of sputtering back to life. Current expectations are for the US and global economies to continue growing, albeit at a slower pace than in 2018, but we believe the following factors pose a non-trivial risk to these forecasts:

(i)

Europe – the ongoing Brexit saga and the uncertainties that it gives rise to for intra-European trade; Italy and its ongoing fiscal saga (which is something that the news-flow around Brexit has managed to obscure in public consciousness); and indeed the evident cooling of the German economy – long the growth engine of Europe. The German 10-year Bunds are currently yielding negative rates, which is remarkable 10 or so years after the financial crisis. European monetary policy has essentially distorted global yields and there are currently $10 trillion or so in global debt with a negative yield. The European financial system continues to face skepticism – the fact that European banks as a group are trading at a 20% discount to book is telling, especially when their counterparts in the US are trading at a 40% premium.

(ii)

China - Its trade dispute with the US we believe is the biggest risk to the Chinese economy, but on the positive side, the Chinese consumer demand has held up reasonably well so far. The Chinese government has announced an easing off of its campaign to reduce debt and has also loosened the cash reserve requirements it had imposed on banks. Of course, the Chinese banking system has long struggled with the issue of non-performing loans (many of them made either to unproductive sectors of the economy or to struggling state owned enterprises), which this shift in policy could potentially exacerbate.

(iii)	Price of oil: Not an issue yet, but it could potentially become one if oil prices continue to rise.

(iv)

Trade disputes: These continue to be potential impediments to synchronized global growth. Apart from the on-going trade dispute between the US and China, there is the potential for tit-for-tat tariff action between the US and Europe. The US recently hinted at the imposition of tariffs on certain goods from Europe in response to the very high level of financial, political, and other support that Europe is said to have extended to Airbus. Finally, closer to home, there is NAFTA 2.0 (or USMCA as it is now called), whose ratification in Congress before the 2020 elections is increasingly in doubt. Its ratification in both Canada and Mexico is also in doubt as those two countries hold out for the withdrawal by the US of the tariffs it imposed on national security grounds last year on steel and aluminum imports from both countries.

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance – Continued March 31, 2019 (Unaudited)

Though the current economic expansion is on the verge of becoming the longest uninterrupted one in modern US history since the 1990s, current expectations are for continued positive earnings growth albeit at a slower pace than in 2018. US corporations are cash-rich, and there are no signs that household balance sheets are under much stress either. Employment growth remains robust, which also argues for continued strength in consumer spending. Equity valuations do not look overly stretched, and the US markets underwent a period of deleveraging in 2018. Though risks to the health of the market seem moderate, we are quite well-positioned to take advantage should volatility pick up in the months ahead.

Small/Mid-Cap Growth Fund

Results of a $10,000 Investment*

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	APSGX	31660Q702	06/29/12	1.21%	1.06%
Investor	APSRX	31660Q603	02/12/18	1.46%	1.31%

The table references expense ratios per the prospectus dated July 30, 2018. The net expense ratios reflect contractual expense limitations agreed to by the Adviser which will continue through October 1, 2020. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information*

Share Class	1 Year	3 Year	5 Year	Since Inception
Institutional Class	2.81%	13.69%	7.42%	12.54%
Investor Class	2.44%	—	—	5.75%
Fund Benchmark
Russell 2500 Growth Index(1)	7.54%	15.60%	9.72%	13.98%(2)

(1)	Primary Benchmark

(2)	Benchmark since inception returns reflect Institutional Class inception date.

Performance of Investor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from inception date to March 31, 2019.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

*	The Apex Small/Mid-Cap Growth Fund (the “Apex Fund”), a series of the Ultimus Managers Trust with an inception date of 6/29/12, was reorganized into the Fund as of 2/12/18. The Fund has the same investment objective and investment team, and substantially similar fundamental investment policies, principal investment strategies and risks as the Apex Fund.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible.

Fiera Capital Series Trust – Emerging Markets Fund Management Discussion and Fund Performance March 31, 2019 (Unaudited)

October 1, 2018 – March 31, 2019

For the period October 1, 2018 to March 31, 2019, the Fiera Capital Emerging Markets Fund (the “Fund”) returned 6.46% for the Institutional Class and 6.32% for the Investor Class (net of fees). The Fund outperformed its category benchmark, the MSCI EM Net TR Index, which returned 1.71% and outperformed the MSCI EM Asia Net TR Index, which returned 0.78%, for the same period.

Investment philosophy

The Fiera Capital Emerging Markets Fund seeks to provide long-term capital appreciation by investing primarily in emerging market companies. The Fund has a distinct bias towards Asian emerging market economies, with relatively large and young populations, rising per capita income, rapid urbanization, and robust savings and investments. The portfolio is presently weighted towards domestic demand themes, such as information technology or consumer companies, or export sectors that has historically enjoyed long-term sustainable comparative advantage. While we actively manage country, sector and company exposure, we aim to keep a relatively low portfolio turnover.

Market Review and Positioning

Throughout 2018, the prospect of a US-China trade war and associated policy uncertainty weighed on markets across the region. The US-China trade differences go beyond tariffs and the trade deficit – concerns over Intellectual Property Rights, China’s tech dominance ambition, and allegations of tech espionage encompass complex and broad topics fueling tension and business uncertainties which seem unlikely to be resolved in the near future. To add, the steady rise in oil prices, with the WTI Generic Crude breaching $75/barrel in early October (up from $60/barrel at the beginning of the year) also hurt the Asian markets which tend to rely on foreign oil. Finally, strength in the US dollar typically has had a negative impact on Emerging Market equities. The Dollar Index strengthened steadily from April through October in 2018 over fears of continued US rate hikes and Balance sheet tightening.

We believed the earnings of these companies catering to the domestic Chinese market wouldn’t suffer as much as the market feared. We closely reviewed the portion of our portfolio that has US trade exposure, but it is relatively small. We focus on domestic players and the domestic markets in Emerging Markets. We have not invested in US trade linked companies with 3-5% net margins manufacturing such as - toys, housing components, etc., vulnerable to the ensuing tariff war, but the market did not differentiate during the drawdown. We do not act based on headline news and noise. We evaluate the long-term fundamentals of the companies we hold through continuous detailed due diligence. We kept our process, philosophy and research steps intact. Our due diligence process remained the same. As long as valuations and growth outlook remain reasonable, and earnings visibility remain intact, the stocks remain in our portfolio.

Since the Fund, and the EM market as a whole, found a bottom on October 29, 2018, both absolute and relative performance rebounded sharply. On both a country and sector level, selection effect once again drove a significant portion of the value added during this period, with allocation and currency both contributing as well. Countries and sectors that were hardest hit during much of 2018 were major contributors to both absolute and relative performance during the first quarter of 2019 after the market bottomed in October. This strong bounce back from late October, as well as selection effect being the primary generator of alpha, highlights how the quality of the companies held by the Fund have generated long-term resilience despite short term volatility.

For October 1 to December 31, 2018, relative to the MSCI EM Index, allocation and currency were positive contributors during the quarter. However, stock selection was a negative contributor during 4Q 2018. Positive contributors to performance on a country level included Taiwan (+140 basis points), India (+114 basis points), and Korea (+98 basis points). The negative contributors were due to weakness in our China and Malaysia holdings costing us -259 basis points & -129 basis points respectively. From a sector perspective, our Financials exposure contributed 126 basis points to performance. Two of the heaviest-weighted sectors, Information Technology and Consumer Discretionary, cost us the most: -144 basis points and -140 basis points respectively. Contribution to return numbers are on a gross basis.

For January 1 to March 31, 2019, countries and sectors that were hardest hit during much of 2018 were major contributors to both absolute and relative performance from the market bottom of October 29, 2018. Relative to the MSCI EM Index, positive contributors to performance on a country level included China +415 basis points, Taiwan +92 basis points, Philippines +91 basis points, India +87 basis

Fiera Capital Series Trust – Emerging Markets Fund Management Discussion and Fund Performance – Continued March 31, 2019 (Unaudited)

points. Having no exposure to Brazil cost -70 basis points and Russia -46 basis points (all on a gross basis). From a sector perspective, Information Technology and Consumer Discretionary contributed the most +204 basis points and +183 basis points respectively. Being underweight Energy & Materials cost -77 basis points and -47 basis points (all on a gross basis).

Outlook

Following a challenging 2018, markets bottomed out in late October 2018. Despite the 14% bounce in the broader market, as represented by the Fund’s benchmarks (+23% for the Fund over the same period), the MSCI EM Index is trading at 12.5x forward earnings based on consensus estimates. We believe valuations remain reasonable at these levels.

The more dovish stance of the Federal Reserve is a positive for EM markets, and EM Asia currencies have mildly appreciated YTD against the dollar while other currencies such as the Turkey Lira and Argentina Peso are under pressure. While oil prices have moved up since the December 2018 lows, they remain well below the October 2018 peak.

Elections across Asia are a current focus- Thailand elections are currently underway, and Indian elections are scheduled for April 11th to May 19th. Indonesia will go to the polls mid-April, and midterm elections will happen in Philippines in May. The team is currently looking for new opportunities on the back of Thai elections, and has been tweaking the India weight & portfolio composition.

The team continues to monitor the developing news flow around the US China trade talks and remains cautiously optimistic about the eventuality of a deal. As noted in our 2019 EM Outlook, monitoring and implementation of any agreed roadmap on trade reforms milestones on China would be challenging. The team remains concerned regarding the longer-term clash for tech dominance between the two nations, among a host of other geopolitical issues that could flare up through 2019.

The team remains focused on engaging with corporate managements, scouring the marketplace for information, and undertaking the fundamental due diligence that has been a core source of strength since the Fund’s inception. An emphasis on the long-term investment horizon of the Fund and emerging markets as a whole is always worth remembering, particularly during challenging market cycles.

Fiera Capital Series Trust – Emerging Markets Fund Management Discussion and Fund Performance – Continued March 31, 2019 (Unaudited)

Emerging Markets Fund

Results of a $10,000 Investment*

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Investor	RIMIX	31660Q801	12/14/11	1.63%	1.63%
Institutional	CNRYX	31660Q884	06/01/16	1.38%	1.38%

The table references expense ratios per the prospectus dated January 29, 2019.

Annualized Total Return Information*

Share Class	6-Month	1 Year	3 Year	5 Year	Since Inception
Investor Class	6.32%	(10.63)%	9.13%	6.03%	9.76%
Institutional Class	6.46%	(10.38)%	—	—	9.34%
Fund Benchmark
MSCI Emerging Markets Index(1)	1.71%	(7.41)%	10.68%	3.68%	4.65%(2)
MSCI Emerging Markets Asia Index	0.78%	(6.84)%	11.79%	6.21%	7.28%(2)

(1)	Primary benchmark.

(2)	Benchmark since inception returns reflect Investor Class inception date.

Performance of Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the Fund’s inception date to March 31, 2019.

The Morgan Stanley Capital International (“MSCI”) Emerging Markets Net Total Return Index (“MXEF”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The MSCI Emerging Markets Asia Net Total Return Index is a free-float-adjusted market-capitalization index that is designed to measure equity market performance in the Asian emerging markets.

*

The City National Rochdale Emerging Markets Fund (the “CNR Fund”), a series of City National Rochdale Funds with an inception date of 12/14/11, was reorganized into the Fund as of 6/4/18. The Fund has the same investment objective and investment team, and substantially similar fundamental investment policies, principal investment strategies and risks as the CNR Fund. In addition, the Adviser served as sub-adviser to the CNR Fund from December 1, 2017 until the reorganization.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fiera Capital Series Trust – Global Equity Focused Fund Management Discussion and Fund Performance March 31, 2019 (Unaudited)

April 1, 2018 – March 31, 2019

For the period April 1, 2018 to March 31, 2019, the Fiera Capital Global Equity Focused Fund returned +11.07% institutional class, and +10.75% investor class (net of fees). The Fund outperformed its category benchmark, the MSCI World Index, which returned +4.01% for the same period. On April 1, 2019, the Global Equity Focused Fund changed its name to Global Equity Fund and updated its investment strategy as set forth in the supplement to its prospectus dated March 20, 2019.

Investment Philosophy

The Fund is invested in a concentrated portfolio of the Global Equity Team’s high conviction ideas from across global, developed, and select emerging markets. We seek to identify companies that generate high return on invested capital (ROIC), provide ample long-term growth potential at incrementally higher ROIC, generate strong and predictable free cash flow, consistently compound shareholder wealth over the longer term, and preserve capital.

Market Review and Positioning

For April 1 to June 30, 2018, the Global Equity Focused Fund was up in absolute performance however underperformed the MSCI World Index. Our relative underperformance can mainly be attributed to our sector allocation, including our lack of exposure to the Energy sector, as well as weaker stock selection within the Industrials sector. Partially offsetting these negatives was our strong selection in the Financials, with names such as Moody’s, the largest holding in the Fund, and Mastercard and TJX. MasterCard reported 22% organic growth driven by strong global digital payment growth and market share gain, as well as higher than usual pricing because of Mastercard’s ability to provide additional and distinguished services. Despite ongoing headlines about the rise of e-commerce and the fall of brick and mortar impacting retailers, TJX showed accelerating Same-Store-Sales (SSS) and store growth, exceeding investor expectations. During this quarter we exited our position in Svenska Handelsbanken and initiated a position in Mettler-Toledo, as we felt that the latter was a higher quality name in which we have greater conviction. Mettler-Toledo was viewed as more attractive given its competitive advantages in the precision instruments business. The company has a direct sales force, significant technology and impressive track record, we believe that Mettler-Toledo has a strong runway ahead of it.

For July 1 to September 30, 2018, the Global Equity Focused Fund was up in absolute performance and outperformed the MSCI World Index. Our relative outperformance over the quarter was mainly driven by sector allocation, more specifically due to a lack of exposure to the Energy sector as well as an overweight position to the outperforming Health Care sector. In terms of security selection, our selection was particularly successful in the Materials sector, while selection within the Financials sector detracted value. Among the top contributing stocks for the quarter were Johnson & Johnson and Sherwin Williams. Sherwin Williams reported strong top line results as well as increased guidance. The company experienced broad-based strong demand with all segments having positive pricing. Despite the increase in the price of raw materials, Sherwin Williams is confident in pricing initiatives that may offset raw materials. Furthermore, the acquisition and integration of Valspar has continued to prove successful with synergies that can continue to be had. Johnson & Johnson’s outperformance can be attributed to the stock’s low valuation starting point as well as the strong second quarter report led by broad-based solid pharmaceuticals performance along with sequential improvement in medical devices. Among the largest detractors over the quarter were HDFC Bank (HDB) and Moody’s. Indian banks were under pressure over the last week of September after Infrastructure Leasing & Financial Services (IL&FS), a leading Non-Bank Finance Company (NBFC)/Infrastructure player defaulted on their loans. While HDB’s stock underperformed alongside other Indian banks due to subsequent higher funding costs, we believe the impact on HDB will be mitigated given its ability to manage through pricing. In addition, the Indian Rupee was down over the quarter, further contributing to the stock’s underperformance. As for Moody’s, we believe the underperformance can be predominantly attributed to expectations of a potential slowdown in bond issuance.

For the October 1 to December 31, 2018, the Global Equity Focused Fund while down in absolute performance, outperformed the MSCI World Index in the 4th quarter of 2018, on a net basis. Our relative outperformance was mainly driven by our security selection, which was particularly successful in the Consumer Staples, Financials, and Healthcare sectors. Partially offsetting these positives was our lack of exposure to the outperforming Utilities sector, whose stocks saw a boost as investors turned towards more defensive sectors. Among the top contributing stocks for the quarter were Unilever and Diageo. Unilever and Diageo’s stocks outperformed alongside other Consumer Staples names, as investors turned to what are relatively more defensive sectors. Unilever remains at the forefront of addressing changes to the consumer-packaged goods industry. The company furthermore continued to maintain its dominant positioning

Fiera Capital Series Trust – Global Equity Focused Fund Management Discussion and Fund Performance – Continued March 31, 2019 (Unaudited)

in product categories in fast growing Emerging Market countries such as Brazil and India. As part of Unilever’s 2020 targets, Alan Jope, Unilever’s newly appointed CEO, intends to continue to lead the company towards a higher mix in Beauty & Personal Care, as one of the drivers towards margin improvements. As for Diageo, the largest global spirits player, the underlying fundamentals have been improving. The company has undergone portfolio restructuring, selling non-core brands from the North-American division as a continued step towards ongoing recoveries in North America. We believe the company continues to focus on premiumization opportunities with favorable pricing growth. Among the largest detractors over the quarter were TJX and United Technologies. After multiple quarters of outperformance and exceptionally strong same-store sales, which remains strong across the board, TJX’s stock gave back some of its performance. Two of TJX’s divisions, HomeGoods, and Winners/HomeSense have felt margin pressures due to higher freight costs and growing wage costs, impacting retailers today. The company has continued to execute very well and has been gaining market share, including among the millennial demographic, which has offset some of the margin pressure. As for United Technologies, the stock underperformed along with other cyclical companies and following the company’s announcement of its intention to separate into three companies consisting of its aerospace, elevator, and air-conditioning businesses. While the stock reacted negatively on the announcement, we expect the decision to split the company to be value positive over the long run as it unlocks part of the conglomerate discount and optimizes the execution and capital allocation strategy for each entity.

For January 1 to March 31, 2019, the Fiera Global Equity Focused Fund was up in absolute performance and outperformed the MSCI World Index. Our relative outperformance was mainly driven by security selection, which was particularly successful in the Financials, Health Care, and Information Technology sectors.

Among the top contributing stocks for the quarter were Moody’s, Mastercard, and Keyence. Moody’s stock outperformed as guidance looked healthy and fears of lower issuance levels diminished with the decline of interest rates. Furthermore, we think the integration of Moody’s acquisition, Bureau Van Dijk, a Dutch information services company providing private company data, continues to progress well. As for Mastercard, the company reported solid overall broad-based growth, as the penetration for digital payment has continued to expand, outperforming its main competitor, Visa, in International markets as well as catching up to its competitor within the US market. Keyence, a Japanese factory automation software and sensor company, produced strong quarterly results. The company should continue to benefit from its key growth drivers including the secular trend of factory automation, continual international market share gain, best-in-class vision technology, as well as capitalization on its expanding direct salesforce. Among the largest detractors over the quarter were Unilever and US Bancorp. Unilever reported weaker than expected topline guidance driven by negative volumes in the Latin American region as well as a deceleration in market share gain. As for US Bancorp, its stock de-rated along with other US Banks as the yield curve flattened, an unfavorable environment for banks, subsequently leading to lower interest rate revenue for banks. From a company specific perspective, US Bancorp produced solid results led by strong payment revenue and a healthy loan growth outlook.

Our sector and regional weights are driven by bottom-up stock selection. We are underweight the Euro Zone and Japan as we continue to seek more attractive opportunities in other parts of the world, such as Switzerland. We are currently overweight Consumer Staples and Health Care while underweight Energy, Telecommunication Services, and Utilities.

Fiera Capital Series Trust – Global Equity Focused Fund Management Discussion and Fund Performance – Continued March 31, 2019 (Unaudited)

Global Equity Focused Fund

Results of a $10,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	FCGIX	31660Q207	04/28/17	6.61%	0.90%
Investor	FCGEX	31660Q108	04/28/17	6.86%	1.15%

The table references expense ratios per the prospectus dated July 30, 2018. The net expense ratios reflect contractual expense limitations agreed to by the Adviser which will continue through October 31, 2019. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information

Share Class	1 Year	Since Inception
Institutional Class	11.07%	14.23%
Investor Class	10.75%	13.97%
Fund Benchmark
MSCI ACWI Index	2.60%	8.04%
MSCI World Index(1)	4.01%	8.23%

(1)	Primary benchmark.

Performance of Investor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from inception date to March 31, 2019.

The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index is a stock market index made up of approximately 1,600 global stocks. It is used as a common benchmark for ‘world’ or ‘global’ stock funds. The index comprises a collection of stocks of all the developed markets in the world, as defined by MSCI and includes stocks from 23 countries but excludes stocks from emerging and frontier economies.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fiera Capital Series Trust – International Equity Fund Management Discussion and Fund Performance March 31, 2019 (Unaudited)

April 1, 2018 – March 31, 2019

For the period April 1, 2018 to March 31, 2019, the Fiera Capital International Equity Fund returned +3.72% Institutional Class, +3.51% Investor Class, and +4.02% Z Class (net of fees). The Fund outperformed its category benchmark, the MSCI EAFE Net TR Index, which returned -3.71% for the same period.

Investment Philosophy

The Fund is invested in a concentrated portfolio of the Global Equity Team’s high conviction ideas from international developed countries and select emerging markets. We seek to identify companies that generate high return on invested capital (ROIC), provide ample long-term growth potential at incrementally higher ROIC, generate strong and predictable free cash flow, consistently compound shareholder wealth over the longer term, and preserve capital.

Market Review and Positioning

For April 1 to June 30, 2018, the International Equity Fund was relatively flat in absolute performance and outperformed the MSCI EAFE index for the quarter. Our relative outperformance was mainly driven by our security selection, which was particularly successful in the Industrials, Consumer Staples, and Financials sectors. Our lack of exposure to the Energy sector detracted from the Fund’s performance. Among the top contributing stocks for the quarter were Intertek and Rotork. Intertek, the UK-based Testing and Certification company, experienced strong organic growth in its Product group - responsible for the safe execution and delivery of products - as well as a recovery in the Resources segment, led by increased demand in Intertek’s Mining services. Furthermore, we believe Intertek’s new strategy around Quality Assurance has continued to be on track as a growth driver for the company. UK-based valve actuator manufacturer Rotork reported overall positive results. The company experienced improvements in many of their end markets including both upstream and downstream segments of Oil & Gas and saw steady progress in its Industrial markets. Among the largest detractors in Q2 were Fanuc and Novo-Nordisk. Fanuc, the Japanese leader in factory automation, robotics and CNC systems underperformed over the quarter. Fanuc’s guidance came in below expectations, mainly due to the company’s conservative outlook on the growth rate in the Robomachine division, where demand has been largely driven by the smartphone industry. While we acknowledge the lumpier nature of the business, we believe that the long-term growth drivers are still intact. Regarding Novo-Nordisk, Q1 results were overall slightly above expectations, but highlighted renewed pricing pressures in the US insulin market that negatively weighed on the stock. Furthermore, in the US, Novo Nordisk disclosed incremental rebates required to sell under the Medicare program beginning in 2019. In addition, a Danish local newspaper reported that a new round of staff cuts was considered; potentially contributing to the stock’s recent weakness. We remain confident in Novo Nordisk’s long-term attractive investment thesis.

For July 1 to September 30, 2018, the International Equity Fund was up in absolute performance and outperformed the MSCI EAFE Index. Our relative outperformance was mainly driven by stock selection, which was particularly successful in the Information Technology sector. Our stock selection in the Materials and Consumer Staples sectors also contributed value. Partially offsetting these positives was our stock selection within the Industrials sector. Among the top contributing stocks for the quarter were Taiwan Semiconductor (TSMC) and Schindler. Taiwan Semiconductor, one of the largest contract manufacturers for semiconductor chips, has a dominant position due to its leading-edge technology, manufacturing capabilities and compelling customer care. Throughout the quarter, several TSMC’s competitors suggested that they were unable to keep up with TSMC on critical technology, resulting in expected additional market share gains. We believe the numerous news flows have positively contributed to the stock’s outperformance and have been a testament to TSMC’s competitive advantages. As for Schindler, a leading manufacturer and servicer of escalators and elevators, the company reported overall strong results across the board, despite a continued slow market in China. Schindler’s growth rate has continued to be solid relative to their competitors. Among the largest detractors over the quarter were Intertek and Housing Development Finance Corporation Bank (HDB). Intertek, the UK-based Testing and Certification company had a long stretch of outperformance and over the course of the quarter we took advantage and collected profits from the prior outperformance. As a result of the prior performance of the stock, the market was anticipating strong results, but actual results did not match elevated expectations. Indian banks were under pressure over the last week of September after Infrastructure Leasing & Financial Services (IL&FS), a leading Non-Bank Finance Company (NBFC)/Infrastructure player defaulted on their loans. While HDB’s stock underperformed alongside other Indian banks due to subsequent higher funding costs, we believe the impact on HDB will be mitigated given its ability to manage through pricing. In addition, the Indian Rupee was down over the quarter, further contributing to the stock’s underperformance. During the quarter, we exited our position in Novartis and initiated a position in Louis Vuitton Moët Hennessy (LVMH). Novartis was sold due to ongoing

Fiera Capital Series Trust – International Equity Fund Management Discussion and Fund Performance – Continued March 31, 2019 (Unaudited)

concerns over the execution at Alcon, price pressure at Sandoz, and patent expirations. As for LVMH, the company is a manufacturer, distributor, and retailer of high-end luxury products including wines & spirits, fashion & leather goods, perfumes & cosmetics, watches, and jewelry. Its extensive and exclusive high-end brand portfolio provides for high barriers to entry. The company has multiple brands, consumer segments and price points, which has created various growth drivers and mitigates cyclicality.

For October 1 to December 31, 2018 period, the International Equity Fund, while down in absolute performance, outperformed the MSCI EAFE Index over the last quarter. Our relative outperformance was driven by our security selection, which was particularly successful in the Financials and Consumer Staples sectors. Partially offsetting these positives was our lack of exposure to the outperforming Utilities sector, whose stocks saw a boost as investors turned towards more defensive sectors, as well as our overweight to the underperforming Industrials sector. Among the top contributing stocks for the quarter were Unilever and Diageo. Unilever and Diageo’s stocks outperformed alongside other Consumer Staples names, as investors turned to what are relatively more defensive sectors. Unilever remains at the forefront of addressing changes to the consumer-packaged goods industry. The company furthermore has continued to maintain its dominant positioning in product categories in fast growing Emerging Market countries such as Brazil and India. As for Diageo, one of the largest global spirits player, the underlying fundamentals have been improving. The company has undergone portfolio restructuring, selling non-core brands from the North-American division as a continued step towards ongoing recoveries in North America. The company has continued to focus on premiumization opportunities with favorable pricing growth. Among the largest detractors over the quarter were Schindler and Rotork. While Schindler reported solid numbers for the quarter, investors have been wary of the company’s margin outlook. The company is facing margin pressure from tariffs, raw materials costs and pricing pressure in China. While the macro environment is more challenging, Schindler has continued to demonstrate very solid execution as well as strong fundamentals which remain intact. UK-based valve actuator company, Rotork, was down due to decreasing orders which were affected by the timing of these orders. More specifically, Rotork’s Fluid Systems order intake was the most negative as it was coming off a very strong comparable in 2017. While we acknowledge the relatively lumpier or more cyclical nature of the company, we believe that the company has very strong execution under its new CEO Hostetler. The company has continued to make good progress in their growth acceleration and margin improvement programs, including the divestment of non-core business units and site improvement plans for many of the largest factories. During the quarter we did not exit or initiate any new positions in the Fund. We did however trim our position in Hengan and continued to build out our position in Louis Vuitton Moet Hennessy as well as added to our position in Rotork at a more attractive valuation.

For January 1 to March 31, 2019, the International Equity Fund was up in absolute performance and outperformed the MSCI EAFE Index. Our relative outperformance was driven by both sector allocation; including our overweight position to the outperforming Information Technology sector, as well as security selection, which was particularly successful in the Consumer Discretionary sector. Partially offsetting these positives was stock selection in the Industrials sector which detracted value. Among the top contributing stocks for the quarter were Keyence, Louis Vuitton Moët Hennessy, and London Stock Exchange. Keyence, a Japanese factory automation software and sensor company, produced strong quarterly results. The company has continued to benefit from its key growth drivers including the secular trend of factory automation, continual international market share gain, best-in-class vision technology, as well capitalization on its expanding direct salesforce. As for Louis Vuitton Moët Hennessy (LVMH), the manufacturer, distributor, and retailer of high-end luxury products, the company’s Fashion & Leather goods division led the way with 17% organic growth, far exceeding a lot of expectations. London Stock Exchange reported overall strong results with continued momentum in the Information Services division, its core business largely driven by the FTSE and Russell indices, along with solid performance in the clearing platform, LCH. The company has also undertaken cost-saving initiatives which further contributed to the stock’s outperformance. Among the largest detractors over the quarter were EssilorLuxottica and Intertek. EssilorLuxottica, recently formed by the merger of two world leaders in the optical industry, underperformed over the quarter as expectations for integration synergies were pushed back amid a governance stand-off at the top management level. UK-based Testing and Certification company, Intertek, underperformed over the quarter as the stock’s price was highly valued and there was no upgrade in expectations. The company negatively revised the guidance for the Products division which contributed to the stock’s underperformance. We believe the company, however, has continued to execute well, moving the portfolio towards attractive growth and margin opportunities. During the quarter we exited our position in Hengan, a Hong Kong-listed company that sells sanitary napkins, toilet paper, and tissues in China. We redeployed the proceeds of the sale to preferred higher quality names within the Fund.

Our sector and regional weights are driven by bottom-up stock selection. We are underweight the Euro Zone and Japan as we continue to seek more attractive individual opportunities in other parts of the world, such as Switzerland, the UK, and Emerging Markets. We are currently overweight Industrials, Consumer Staples, and Information Technology while underweight Financials, Energy, and Communication Services.

Fiera Capital Series Trust – International Equity Fund Management Discussion and Fund Performance – Continued March 31, 2019 (Unaudited)

International Equity Fund

Results of a $10,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	FCIUX	31660Q306	09/29/17	1.60%	1.00%
Investor	FCIRX	31660Q504	09/29/17	1.85%	1.25%
Z	FCIWX	31660Q405	09/29/17	1.60%	0.80%

The table references expense ratios per the prospectus dated July 30, 2018. The net expense ratios reflect contractual expense limitations agreed to by the Adviser which will continue through December 31, 2019. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information

Share Class	1 Year	Since Inception
Institutional Class	3.72%	4.16%
Investor Class	3.51%	3.95%
Class Z	4.02%	4.43%
Fund Benchmark
MSCI ACWI Index	2.60%	4.89%
MSCI EAFE Index(1)	(3.71)%	(0.79)%
MSCI World Index	4.01%	5.48%

(1)	Primary benchmark.

Performance of Investor Class and Z Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from inception date to March 31, 2019.

The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI EAFE Index is a stock market index made up of approximately 909 constituents. It is used as a common benchmark for international stock funds. The index comprises the MSCI country indexes capturing large and mid-cap equities across developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

The MSCI World Index is a stock market index made up of approximately 1,600 global stocks. It is used as a common benchmark for ‘world’ or ‘global’ stock funds. The index comprises a collection of stocks of all the developed markets in the world, as defined by MSCI and includes stocks from 23 countries but excludes stocks from emerging and frontier economies.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fiera Capital Series Trust Portfolio Composition March 31, 2019 (Unaudited)

Small/Mid-Cap Growth Fund

Sector	% of Total Net Assets
Common Stocks
Basic Materials	1.0%
Communications	10.0
Consumer, Cyclical	16.7
Consumer, Non-cyclical	28.0
Energy	3.3
Financial	4.9
Industrial	11.7
Technology	23.0
Total Common Stocks	98.6
Other Assets and Liabilities	1.4
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Auto Parts & Equipment	$1,264,422	0.70%
Banks	1,912,874	1
Biotechnology	20,488,725	10.8
Chemicals	1,919,817	1
Commercial Services	8,945,990	4.7
Computers	8,388,226	4.4
Distribution/Wholesale	7,919,573	4.2
Diversified Financial Services	3,936,147	2.1
Electronics	1,411,558	0.7
Engineering & Construction	3,441,849	1.8
Entertainment	6,903,143	3.6
Healthcare-Products	7,766,700	4.1
Healthcare-Services	7,685,732	4
Home Furnishings	3,674,426	1.9
Insurance	3,512,585	1.9
Internet	14,934,941	7.9
Lodging	2,366,751	1.2
Machinery-Diversified	8,269,995	4.3
Media	4,015,006	2.1
Miscellaneous Manufacturing	5,404,483	2.8
Oil & Gas	3,398,698	1.8
Oil & Gas Services	2,913,601	1.5
Packaging & Containers	3,686,971	1.9
Pharmaceuticals	8,429,517	4.4
Retail	9,684,566	5.1
Semiconductors	7,720,909	4.1
Software	27,753,231	14.6
Total Common Stocks	187,750,436	98.6
Total Investments	187,750,436	98.6
Other Assets and Liabilities	2,607,951	1.4
Total Net Assets	$190,358,387	100.00%

Equity Allocation Fund

Sector	% of Total Net Assets
Exchange-Traded Funds
Broad Market Funds	35.1%
Large-Cap Funds	42.9
Small-Cap Funds	11.7
Total Exchange-Traded Funds	89.7
Mutual Funds
Broad Market Funds	10.1
Total Mutual Funds	10.1
Other Assets and Liabilities	0.2
Total Net Assets	100.0%

Emerging Markets Fund

Sector	% of Total Net Assets
Common Stocks
Basic Materials	1.3%
Communications	14.4
Consumer, Cyclical	16.1
Consumer, Non-cyclical	6.5
Energy	3.0
Financial	26.5
Industrial	12.2
Technology	10.4
Utilities	1.2
Total Common Stocks	91.6
Participation Notes
Consumer, Cyclical	1.4
Consumer, Non-cyclical	0.2
Total Participation Notes	1.6
Short-Term Investments	6.5
Warrants	0.0
Other Assets and Liabilities	0.3
Total Net Assets	100.0%

(Emerging Markets Fund Industry Breakdown on next page.)

Fiera Capital Series Trust Portfolio Composition – Continued March 31, 2019 (Unaudited)

(Emerging Markets Fund) - Continued

Industry	Value	% of Total Net Assets
Common Stocks
Auto Manufacturers	$51,556,532	3.1%
Auto Parts & Equipment	13,501,719	0.8
Banks	207,753,449	12.3
Beverages	28,276,108	1.7
Chemicals	21,270,143	1.3
Commercial Services	32,910,604	1.9
Computers	33,677,469	2.0
Distribution/Wholesale	15,529,187	0.9
Diversified Financial Services	16,580,603	1.0
Electronics	22,215,168	1.3
Energy-Alternate Sources	32,546,604	1.9
Engineering & Construction	69,789,876	4.1
Entertainment	20,387,273	1.2
Food	1,874,528	0.1
Gas	20,554,929	1.2
Healthcare-Products	18,628,642	1.1
Home Furnishings	18,685,014	1.1
Insurance	114,332,006	6.8
Internet	243,729,946	14.4
Investment Companies	12,890,603	0.8
Lodging	80,307,515	4.8
Metal Fabricate/Hardware	22,971,948	1.4
Miscellaneous Manufacturing	69,494,821	4.1
Oil & Gas	17,997,629	1.1
Pharmaceuticals	27,688,712	1.6
Real Estate	93,296,009	5.5
Retail	72,476,680	4.3
Semiconductors	115,786,890	6.9
Software	26,569,360	1.6
Transportation	20,944,560	1.2
Venture Capital	2,428,878	0.1
Total Common Stocks	1,546,653,405	91.6
Participation Notes
Beverages	3,529,385	0.2
Home Furnishings	22,890,334	1.4
Total Participation Notes	26,419,719	1.6
Warrants	422,875	0.0
Short-Term Investments	110,048,245	6.5
Total Investments	1,683,544,244	99.7
Other Assets and Liabilities	4,342,051	0.3
Total Net Assets	$1,687,886,295	100.0%

Global Equity Focused Fund

Sector	% of Total Net Assets
Common Stocks
Basic Materials	4.4%
Communications	1.1
Consumer, Cyclical	13.3
Consumer, Non-cyclical	41.9
Financial	13.7
Industrial	22.5
Technology	2.5
Total Common Stocks	99.4
Other Assets and Liabilities	0.6
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Aerospace/Defense	$420,826	3.3%
Apparel	421,303	3.3
Banks	791,629	6.3
Beverages	592,171	4.7
Chemicals	551,739	4.4
Commercial Services	1,169,939	9.3
Cosmetics/Personal Care	964,096	7.6
Diversified Financial Services	943,919	7.5
Electronics	490,917	3.9
Food	632,523	5.0
Hand/Machine Tools	155,615	1.2
Healthcare-Products	663,532	5.3
Internet	141,227	1.1
Lodging	452,503	3.6
Machinery-Diversified	1,199,869	9.5
Miscellaneous Manufacturing	569,109	4.5
Pharmaceuticals	1,268,196	10.1
Retail	801,047	6.3
Software	317,349	2.5
Total Common Stocks	12,547,509	99.4
Other Assets and Liabilities	74,434	0.6
Total Net Assets	$12,621,943	100.0%

Fiera Capital Series Trust Portfolio Composition – Continued March 31, 2019 (Unaudited)

International Equity Fund

Sector	% of Total Net Assets
Common Stocks
Basic Materials	1.5%
Consumer, Cyclical	16.6
Consumer, Non-cyclical	38.3
Financial	11.4
Industrial	23.6
Technology	7.1
Total Common Stocks	98.5
Other Assets and Liabilities	1.5
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Apparel	$3,142,865	3.1%
Banks	8,621,610	8.4
Beverages	4,537,425	4.4
Building Materials	2,579,372	2.5
Chemicals	1,557,752	1.5
Commercial Services	6,924,584	6.8
Cosmetics/Personal Care	11,511,139	11.3
Distribution/Wholesale	2,023,755	2.0
Diversified Financial Services	3,006,266	2.9
Electronics	2,661,584	2.6
Food	6,937,235	6.8
Hand/Machine Tools	3,726,873	3.6
Healthcare-Products	2,028,502	2.0
Home Furnishings	3,046,167	3.0
Leisure Time	2,592,209	2.5
Lodging	3,928,996	3.8
Machinery-Diversified	12,017,122	11.7
Pharmaceuticals	7,297,877	7.1
Retail	2,211,543	2.2
Semiconductors	3,857,900	3.8
Software	3,393,897	3.3
Transportation	3,218,775	3.2
Total Common Stocks	100,823,448	98.5
Other Assets and Liabilities	1,489,330	1.5
Total Net Assets	$102,312,778	100.0%

Portfolio composition will change due to the ongoing management of the Funds. The percentages are based on net assets as of March 31, 2019.

Small/Mid-Cap Growth Fund Schedule of Investments March 31, 2019

Description	Shares	Value
Common Stocks — 98.6%
Basic Materials — 1.0%
Chemicals — 1.0%
Axalta Coating Systems, Ltd.(1)	76,153	$1,919,817

Communications — 10.0%
Internet — 7.9%
Etsy, Inc.(1)	41,746	2,806,166
IAC/InterActiveCorp(1)	17,087	3,590,150
MercadoLibre, Inc.(1)	7,510	3,813,052
TripAdvisor, Inc.(1)	51,314	2,640,105
Weibo Corp., ADR(1)	33,642	2,085,468
		14,934,941
Media — 2.1%
Cable One, Inc.	2,081	2,042,252
Liberty Media Corp.-Liberty Formula One, Class C(1)	56,284	1,972,754
		4,015,006
Total Communications		18,949,947

Consumer, Cyclical — 16.7%
Auto Parts & Equipment — 0.7%
Autoliv, Inc.	17,196	1,264,422

Distribution/Wholesale — 4.2%
Copart, Inc.(1)	76,769	4,651,434
KAR Auction Services, Inc.	63,694	3,268,139
		7,919,573
Entertainment — 3.6%
Churchill Downs, Inc.	16,074	1,450,839
Live Nation Entertainment, Inc.(1)	85,809	5,452,304
		6,903,143
Home Furnishings — 1.9%
Dolby Laboratories, Inc., Class A	58,352	3,674,425

Lodging — 1.2%
Huazhu Group, Ltd., ADR	56,164	2,366,751

Retail — 5.1%
Domino's Pizza, Inc.	11,126	2,871,621
Dunkin' Brands Group, Inc.	40,478	3,039,898
Tractor Supply Co.	38,595	3,773,047
		9,684,566
Total Consumer, Cyclical		31,812,880

Consumer, Non-cyclical — 28.0%
Biotechnology — 10.8%
Arrowhead Pharmaceuticals, Inc.(1)	106,157	1,947,981
BeiGene, Ltd., ADR(1)	14,402	1,901,064
Bluebird Bio, Inc.(1)	24,900	3,917,517
Exelixis, Inc.(1)	170,358	4,054,521
FibroGen, Inc.(1)	33,646	1,828,660
Immunomedics, Inc.(1)	119,343	2,292,579
Sage Therapeutics, Inc.(1)	22,561	3,588,327
Viking Therapeutics, Inc.(1)	96,386	958,077
		20,488,726
Commercial Services — 4.7%
Bright Horizons Family Solutions, Inc.(1)	12,844	1,632,601
Total System Services, Inc.	45,129	4,287,706
United Rentals, Inc.(1)	26,483	3,025,683
		8,945,990
Healthcare-Products — 4.1%
Genomic Health, Inc.(1)	17,252	1,208,503
STERIS PLC	27,300	3,495,219
Wright Medical Group NV(1)	97,392	3,062,978
		7,766,700
Healthcare-Services — 4.0%
Molina Healthcare, Inc.(1)	23,067	3,274,591
Teladoc Health, Inc.(1)	14,403	800,807
WellCare Health Plans, Inc.(1)	13,384	3,610,334
		7,685,732
Pharmaceuticals — 4.4%
Array BioPharma, Inc.(1)	119,819	2,921,187
Portola Pharmaceuticals, Inc.(1)	101,389	3,518,198
Supernus Pharmaceuticals, Inc.(1)	56,796	1,990,132
		8,429,517
Total Consumer, Non-Cyclical		53,316,665

Energy — 3.3%
Oil & Gas — 1.8%
Chesapeake Energy Corp.(1)	568,330	1,761,823
WPX Energy, Inc.(1)	124,857	1,636,875
		3,398,698

See accompanying notes to financial statements.

Small/Mid-Cap Growth Fund Schedule of Investments – Continued March 31, 2019

Description	Shares	Value
Oil & Gas Services — 1.5%
Apergy Corp.(1)	45,045	$1,849,548
Helix Energy Solutions Group, Inc.(1)	134,520	1,064,053
		2,913,601
Total Energy		6,312,299

Financial — 4.9%
Banks — 1.0%
Western Alliance Bancorp(1)	46,610	1,912,874

Diversified Financial Services — 2.1%
Evercore, Inc.	19,770	1,799,070
Legg Mason, Inc.	78,081	2,137,077
		3,936,147
Insurance — 1.8%
Reinsurance Group of America, Inc.	24,740	3,512,585
Total Financial		9,361,606

Industrial — 11.7%
Electronics — 0.8%
Advanced Energy Industries, Inc.(1)	28,413	1,411,558

Engineering & Construction — 1.8%
EMCOR Group, Inc.	47,097	3,441,849

Machinery-Diversified — 4.4%
Cognex Corp.	36,630	1,863,002
Graco, Inc.	68,252	3,379,839
Nordson Corp.	22,843	3,027,154
		8,269,995
Miscellaneous Manufacturing — 2.8%
AO Smith Corp.	55,039	2,934,679
Crane Co.	29,187	2,469,804
		5,404,483
Packaging & Containers — 1.9%
Berry Global Group, Inc.(1)	68,442	3,686,971
Total Industrial		22,214,856

Technology — 23.0%
Computers — 4.4%
Fortinet, Inc.(1)	36,314	3,049,287
Nutanix, Inc., Class A(1)	53,708	2,026,940
Qualys, Inc.(1)	40,029	3,311,999
		8,388,226
Semiconductors — 4.0%
Entegris, Inc.	103,152	3,681,495
Power Integrations, Inc.	25,073	1,753,606
Semtech Corp.(1)	44,899	2,285,808
		7,720,909
Software — 14.6%
ACI Worldwide, Inc.(1)	93,970	3,088,794
Broadridge Financial Solutions, Inc.	39,913	4,138,579
Cornerstone OnDemand, Inc.(1)	24,562	1,345,506
Envestnet, Inc.(1)	40,285	2,634,236
Guidewire Software, Inc.(1)	26,052	2,531,212
Jack Henry & Associates, Inc.	21,746	3,017,040
New Relic, Inc.(1)	27,072	2,672,007
Splunk, Inc.(1)	35,797	4,460,306
Veeva Systems, Inc., Class A(1)	30,471	3,865,551
		27,753,231
Total Technology		43,862,366

Total Common Stocks (identified cost $147,289,170)		187,750,436

Total Investments — 98.6% (identified cost $147,289,170)		187,750,436
Other Assets and Liabilities — 1.4%		2,607,951
Total Net Assets — 100.0%		$190,358,387

(1)	Non-income producing.

ADR – American Depository Receipt

PLC – Public Limited Company

See accompanying notes to financial statements.

Equity Allocation Fund Schedule of Investments March 31, 2019

Description	Shares	Value
Exchange-Traded Funds — 89.7%
Broad Market Funds — 35.1%
Invesco China Technology	12,902	$633,617
iShares MSCI India	13,094	461,563
SPDR S&P Biotech	8,612	779,730
Vanguard FTSE Emerging Markets	36,170	1,537,225
Vanguard Global ex-U.S. Real Estate	7,936	472,748
Vanguard Health Care	6,222	1,073,171
Vanguard Real Estate	5,493	477,397
		5,435,451
Large-Cap Funds — 42.9%
SPDR S&P Emerging Asia Pacific	9,430	931,967
SPDR S&P Global Natural Resources	6,665	308,123
VanEck Vectors Oil Services	35,064	604,153
Vanguard Communication Services	9,206	768,885
Vanguard FTSE Developed Markets	26,262	1,073,328
Vanguard Information Technology	4,673	937,544
Vanguard S&P 500	7,782	2,019,740
		6,643,740
Small-Cap Funds — 11.7%
iShares MSCI EAFE Small-Cap	15,415	885,437
Vanguard S&P Small-Cap 600	6,644	932,552
		1,817,989
Total Exchange-Traded Funds (identified cost $13,032,994)		13,897,180

Mutual Funds — 10.1%
Broad Market Funds — 10.1%
Fiera Capital Global Equity Focused Fund, Institutional Class (1)	123,326	1,571,179

Total Mutual Funds (identified cost $1,433,527)		1,571,179

Total Investments — 99.8% (identified cost $14,466,521)		15,468,359
Other Assets and Liabilities — 0.2%		30,893
Total Net Assets — 100.0%		$15,499,252

(1)	Denotes an investment in an affiliated entity. Please refer to subsection Investments in Affiliated Issuers, in the Notes to the Financial Statements.

See accompanying notes to financial statements.

Emerging Markets Fund Schedule of Investments March 31, 2019

Description	Shares or Units	Value
Common Stocks — 91.6%
China — 34.9%
51job, Inc., ADR (1)	270,400	$21,058,752
AAC Technologies Holdings, Inc.	2,409,200	14,290,116
Alibaba Group Holding, Ltd., ADR (1)	304,219	55,504,757
Baidu, Inc., ADR (1)	59,200	9,759,120
Bank of China, Ltd., Class H	35,700,000	16,224,627
China Medical System Holdings, Ltd.	19,161,000	18,628,641
China Railway Group, Ltd., Class H	33,391,000	30,486,196
China State Construction International Holdings, Ltd.	18,622,091	17,475,112
Geely Automobile Holdings, Ltd.	7,988,000	15,328,718
Great Wall Motor Co., Ltd., Class H	48,150,000	36,227,815
Man Wah Holdings, Ltd.	28,029,600	16,440,342
Minth Group, Ltd.	4,282,000	13,501,719
Ping An Insurance Group Co. of China, Ltd., Class H	6,360,000	71,601,852
Qingdao Haier Co., Ltd., Class D (1)	2,760,981	3,161,114
Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H	7,650,000	27,688,712
Sunny Optical Technology Group Co., Ltd.	3,219,132	38,591,980
Tencent Holdings, Ltd.	1,834,400	84,359,476
Tencent Music Entertainment Group, ADR (1)	470	8,507
Weibo Corp., ADR (1)	364,500	22,595,355
Wuliangye Yibin Co., Ltd., Class A	2,002,906	28,276,108
YY, Inc., ADR (1)	190,000	15,961,900
Zhejiang Expressway Co., Ltd., Class H	28,670,000	32,910,603
		590,081,522
Hong Kong — 11.9%
ASM Pacific Technology, Ltd.	1,589,800	17,764,243
China Overseas Land & Investment, Ltd.	4,569,000	17,387,286
China Resources Gas Group, Ltd.	4,354,000	20,554,929
Galaxy Entertainment Group, Ltd.	6,731,000	45,871,550
MTR Corp., Ltd.	3,380,426	20,944,560
NagaCorp, Ltd.	24,589,063	34,435,965
Shimao Property Holdings, Ltd.	3,575,000	11,203,458
Xinyi Solar Holdings, Ltd.	67,558,000	32,546,604
		200,708,595
India — 16.7%
Axis Bank, Ltd. (1)(2)	2,280,936	25,560,658
Crompton Greaves Consumer Electricals, Ltd. (2)	4,732,892	15,523,899
HDFC Bank, Ltd., ADR (2)	385,000	44,625,350
ICICI Bank, Ltd. (2)	40,000	231,077
ICICI Bank, Ltd., ADR (2)	2,209,775	25,324,022
ICICI Lombard General Insurance Co., Ltd. (2)(3)	2,867,800	42,730,154
Infosys, Ltd. (2)	730,000	7,834,344
Infosys, Ltd., ADR (2)	525,000	5,738,250
Kotak Mahindra Bank, Ltd. (2)	1,597,940	30,788,524
Larsen & Toubro, Ltd. (2)	1,091,200	21,828,568
PNB Housing Finance, Ltd. (2)(3)	1,057,758	13,205,947
Reliance Industries, Ltd. (2)	914,500	17,997,629
CESC Ventures, Ltd. (1)(2)	270,537	2,428,878
Spencer’s Retail, Ltd. (1)(2)	811,612	1,874,528
Tech Mahindra, Ltd. (2)	2,369,336	26,560,853
		282,252,681
Indonesia — 5.9%
Bank Mandiri Persero	58,408,600	30,649,562
Ciputra Development	307,574,859	21,638,174
Mitra Adiperkasa	264,430,100	18,012,444
MNC Kapital Indonesia (1)(4)	628,171,300	3,374,656
Ramayana Lestari Sentosa	81,212,300	10,158,053
United Tractors	8,159,600	15,529,186
		99,362,075
Malaysia — 1.9%
Inari Amertron	51,209,018	19,771,134
Padini Holdings	13,421,400	11,814,448
		31,585,582
Philippines — 7.5%
Ayala Land, Inc.	26,316,200	22,518,117
BDO Unibank, Inc.	7,340,860	18,737,129
Bloomberry Resorts Corp.	89,195,700	20,387,273
GT Capital Holdings, Inc.	726,126	12,890,603
Jollibee Foods Corp.	2,658,860	16,051,393
Megaworld Corp.	186,019,826	20,548,974
Security Bank Corp.	4,738,800	15,612,500
		126,745,989
South Africa — 0.6%
Naspers, Ltd. N Shares, ADR	225,988	10,492,623

See accompanying notes to financial statements.

Emerging Markets Fund Schedule of Investments – Continued March 31, 2019

Description	Shares or Units	Value

South Korea — 6.7%
LG Chem, Ltd.	65,850	$21,270,143
NAVER Corp.	219,275	23,997,964
Samsung Electronics Co., Ltd.	1,708,250	67,378,388
		112,646,495
Taiwan — 3.8%
Airtac International Group	2,376,488	30,902,841
Elite Material Co., Ltd.	6,628,000	22,971,949
Win Semiconductors Corp.	1,533,000	10,873,126
		64,747,916
Thailand — 0.5%
KCE Electronics PLC	10,325,000	7,925,052

United States — 1.2%
Cognizant Technology Solutions Corp., Class A	277,500	20,104,875

Total Common Stocks (identified cost $1,302,798,245)		1,546,653,405

Participation Notes — 1.6%
China — 1.6%
Midea Group Co., Ltd., Class A, issued by UBS AG, Maturity Date 3/18/2020 (5)	2,034,906	14,750,086
Qingdao Haier Co., Ltd., Class A, issued by UBS AG, Maturity Date 3/18/2020 (5)	3,203,266	8,140,248
Wuliangye Yibin Co., Ltd., Class A, issued by UBS AG, Maturity Date 12/3/2019 (5)	250,000	3,529,385

Total Participation Notes (identified cost $23,317,295)		26,419,719

Warrants — 0.0%
Malaysia — 0.0%
Inari Amertron, Expiration Date 2/17/2020, Strike Price 0.533 MYR(1)	1,676,104	422,875

Total Warrants (identified cost $0)		422,875

Short-Term Investments — 6.5%
Mutual Funds — 6.5%
Federated Treasury Obligations Fund, Institutional Class, 2.256% (6)	110,048,245	110,048,245

Total Short-Term Investments (identified cost $110,048,245)		110,048,245

Total Investments — 99.7% (identified cost $1,436,163,785)		1,683,544,244
Other Assets and Liabilities — 0.3%		4,342,051
Total Net Assets — 100.0%		$1,687,886,295

(1)	Non-income producing.

(2)	Securities held through a Mauritius Subsidiary.

(3)	144A restricted security. As of March 31, 2019 the total market value of such securities was $55,936,101 and represented 3.31% of the Fund’s net assets.

(4)	Denotes a security which was fair valued by the valuation committee.

(5)	Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market.

(6)	Represents the 7-day effective yield as of March 31, 2019.

ADR — American Depository Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.

Global Equity Focused Fund Schedule of Investments March 31, 2019

Description	Shares	Value
Common Stocks — 99.4%
India — 3.3%
HDFC Bank, Ltd., ADR	3,576	$414,494

Japan — 5.8%
Keyence Corp.	1,171	732,104

Netherlands — 5.8%
Unilever NV	12,628	736,200

Switzerland — 11.9%
Cie Financiere Richemont SA	2,500	182,374
Nestle SA	6,634	632,523
Roche Holding AG	1,933	532,621
Schindler Holding AG	750	155,615
		1,503,133
United Kingdom — 9.5%
Diageo PLC	14,471	592,171
InterContinental Hotels Group PLC	7,519	452,503
Intertek Group PLC	2,500	158,370
		1,203,044
United States — 63.1%
3M Co.	2,739	569,109
Alphabet, Inc., Class A (1)	120	141,227
Becton, Dickinson and Co.	2,657	663,532
Colgate-Palmolive Co.	3,325	227,895
Graco, Inc.	9,446	467,766
Johnson & Johnson	5,262	735,575
Mastercard, Inc., Class A	4,009	943,919
Mettler-Toledo International, Inc. (1)	679	490,917
Moody's Corp.	5,586	1,011,569
MSCI, Inc.	1,596	317,349
NIKE, Inc., Class B	5,003	421,303
Sherwin-Williams Co.	1,281	551,739
TJX Cos., Inc.	11,627	618,673
U.S. Bancorp	7,826	377,135
United Technologies Corp.	3,265	420,826
		7,958,534
Total Common Stocks (identified cost $10,505,059)		12,547,509

Total Investments — 99.4% (identified cost $10,505,059)		12,547,509
Other Assets and Liabilities — 0.6%		74,434
Total Net Assets — 100.0%		$12,621,943

(1)	Non-income producing.

ADR — American Depository Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.

International Equity Fund Schedule of Investments March 31, 2019

Description	Shares	Value
Common Stocks — 98.5%
Australia — 3.0%
Commonwealth Bank of Australia	60,503	$3,036,787

Canada — 3.1%
Canadian National Railway Co.	35,972	3,218,775

Denmark — 5.0%
Chr Hansen Holding A/S	18,715	1,899,648
Novo Nordisk A/S, Class B	61,448	3,211,603
		5,111,251
France — 9.4%
EssilorLuxottica SA	18,570	2,028,502
L'Oreal SA	16,447	4,428,857
LVMH Moet Hennessy Louis Vuitton SE	8,533	3,142,865
		9,600,224
Germany — 6.0%
FUCHS PETROLUB SE	37,738	1,557,752
Rational AG	1,910	1,180,200
SAP SE	29,359	3,393,897
		6,131,849
India — 3.3%
HDFC Bank, Ltd., ADR	29,271	3,392,802

Japan — 13.3%
FANUC Corp.	11,601	1,983,929
Keyence Corp.	10,910	6,820,878
Shimano, Inc.	15,921	2,592,209
Unicharm Corp.	65,811	2,181,780
		13,578,796
Netherlands — 4.8%
Unilever NV	84,058	4,900,501

Sweden — 2.1%
Svenska Handelsbanken AB, Class A	207,617	2,192,020

Switzerland — 17.2%
Cie Financiere Richemont SA	30,316	2,211,543
Geberit AG	6,307	2,579,372
Nestle SA	52,835	5,037,588
Roche Holding AG	14,830	4,086,274
Schindler Holding AG	17,962	3,726,873
		17,641,650
Taiwan — 3.8%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	94,187	3,857,900

United Kingdom — 24.2%
Bunzl PLC	61,316	2,023,756
Diageo PLC	110,882	4,537,425
Howden Joinery Group PLC	294,956	1,865,967
InterContinental Hotels Group PLC	65,286	3,928,996
Intertek Group PLC	55,453	3,512,837
London Stock Exchange Group PLC	48,602	3,006,266
Rotork PLC	721,827	2,661,584
Spirax-Sarco Engineering PLC	34,277	3,212,315
		24,749,146
United States — 3.3%
IHS Markit, Ltd. (1)	62,739	3,411,747

Total Common Stocks (identified cost $94,720,581)		100,823,448

Total Investments — 98.5% (identified cost $94,720,581)		100,823,448
Other Assets and Liabilities — 1.5%		1,489,330
Total Net Assets — 100.0%		$102,312,778

(1)	Non-income producing.

ADR — American Depository Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Assets and Liabilities March 31, 2019

	Small/Mid-Cap Growth Fund	Equity Allocation Fund	Emerging Markets Fund		Global Equity Focused Fund		International Equity Fund
Assets:
Investments in unaffiliated issuers, at value	$187,750,436	$13,897,180	$1,683,544,244		$12,547,509		$100,823,448
Investments in other affiliated issuers, at value	—	1,571,179	—		—		—
Cash	2,728,809	61,378	—		—		2,083,967
Cash denominated in foreign currencies	—	—	4,611,278	(1)	84,995	(1)	—
Dividends and interest receivable	74,253	7,978	2,314,644		31,471		525,235
Receivable for investments sold	953,067	—	4,061,552		—		—
Receivable for capital stock sold	68,288	—	1,526,426		1,000		212,970
Due from Adviser	—	12,612	—		49,077		—
Receivable for tax reclaims	—	—	243,670		—		—
Deferred offering costs (Note 5)	—	35,126	—		—		—
Prepaid expenses	19,272	4,485	67,424		5,997		14,092
Other receivables	—	—	10,678		—		—
Total assets	191,594,125	15,589,938	1,696,379,916		12,720,049		103,659,712

Liabilities:
Payable for investments purchased	911,716	—	3,738,367		—		1,258,876
Payable for capital stock redeemed	122,477	—	1,302,370		—		—
Payable to Adviser for offering cost reimbursement (Note 5)	—	35,126	—		—		—
Payable to Adviser for management fees (Note 3)	122,647	—	1,400,029		—		5,033
Due to custodian	—	—	1,347,558		34,182		—
Payable for Shareholder Servicing fees	—	—	350,007		—		11,413
Payable for transfer agent fees	7,463	3,956	38,228		2,066		4,469
Payable for audit and tax fees	31,250	29,150	48,750		31,250		31,250
Payable for legal fees	14,101	10,000	39,544		19,976		14,893
Payable for 12b-1 fees	2	—	19,284		28		20
Other liabilities	26,082	12,454	209,484		10,604		20,980
Total liabilities	1,235,738	90,686	8,493,621		98,106		1,346,934
Total net assets	$190,358,387	$15,499,252	$1,687,886,295		$12,621,943		$102,312,778

Net assets consist of:
Paid-in capital	$146,990,660	$14,471,709	$1,491,801,699		$10,794,655		$96,695,828
Total distributable earnings (loss)	43,367,727	1,027,543	196,084,596		1,827,288		5,616,950
Total net assets	$190,358,387	$15,499,252	$1,687,886,295		$12,621,943		$102,312,778

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Assets and Liabilities – Continued March 31, 2019

	Small/Mid-Cap Growth Fund	Equity Allocation Fund	Emerging Markets Fund	Global Equity Focused Fund	International Equity Fund
Net asset value per share (unlimited shares authorized, $0.001 par value)
Investor class of shares	$16.71	$—	$45.70	$12.73	$10.48
Institutional class of shares	16.79	—	45.87	12.74	10.48
Z class of shares	—	—	—	—	10.52
Bel-Air Advisor class of shares	—	10.48	—	—	—

Net assets:
Investor class of shares	$10,647	$—	$92,288,836	$144,367	$94,270
Institutional class of shares	190,347,740	—	1,595,597,459	12,477,576	45,192,445
Z class of shares	—	—	—	—	57,026,063
Bel-Air Advisor class of shares	—	15,499,252	—	—	—
Total net assets	$190,358,387	$15,499,252	$1,687,886,295	$12,621,943	$102,312,778

Shares outstanding:
Investor class of shares	637	—	2,019,461	11,344	8,995
Institutional class of shares	11,336,474	—	34,788,481	979,475	4,310,898
Z class of shares	—	—	—	—	5,421,709
Bel-Air Advisor class of shares	—	1,479,330	—	—	—
Total shares outstanding	11,337,111	1,479,330	36,807,942	990,819	9,741,602

Investments, at cost:
Investments in unaffiliated issuers	$147,289,170	$13,032,994	$1,436,163,785	$10,505,059	$94,720,581
Investments in other affiliated issuers	—	1,433,527	—	—	—
Total investments, at cost	$147,289,170	$14,466,521	$1,436,163,785	$10,505,059	$94,720,581

(1)	Identified cost of cash denominated in foreign currencies are $4,608,042 and $84,839, respectively.

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Operations Year Ended March 31, 2019

	Small/Mid-Cap Growth Fund	Equity Allocation Fund(1)	Global Equity Focused Fund	International Equity Fund
Investment income:
Dividend income from:
Unaffiliated issuers(2)	$1,291,717	$64,421	$220,191	$1,833,741
Affiliated issuers	—	3,779	—	—
Total income	1,291,717	68,200	220,191	1,833,741

Expenses:
Investment advisory fees (Note 3)	2,181,748	27,895	94,605	708,391
Fund accounting and administration fees	80,806	5,628	25,993	50,626
Transfer agent fees	51,332	7,912	15,552	31,150
Legal fees	63,858	10,000	113,998	95,855
Miscellaneous	36,121	3,604	13,727	32,520
Registration fees	34,778	1,057	36,026	38,434
Audit and tax fees	28,147	29,150	28,139	28,643
Chief compliance officer fees	18,542	5,000	18,542	18,542
Custodian fees	20,182	7,000	10,841	9,683
Trustees' fees	14,491	8,950	14,491	14,491
Licensing fees	9,593	—	9,593	9,593
12b-1 fees (Note 2):
Investor class	26	—	255	185
Offering costs (Note 5)	—	16,992	13,015	50,984
Organization costs (Note 5)	—	13,096	—	—
Shareholder servicing fees (Note 2):
Investor class	—	—	—	185
Institutional class	—	—	—	47,412
Z class	—	—	—	173,775
Total expenses	2,539,624	136,284	394,777	1,310,469

Deduct:
Expense waiver of fees and reimbursement of expenses (Note 4)	(128,193)	(107,723)	(288,092)	(563,815)
Net expenses	2,411,431	28,561	106,685	746,654
Net investment income (loss)	$(1,119,714)	$39,639	$113,506	$1,087,087

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Operations – Continued Year Ended March 31, 2019

	Small/Mid-Cap Growth Fund	Equity Allocation Fund(1)	Global Equity Focused Fund	International Equity Fund
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	$38,331,849	$(4,005)	$(102,042)	$(867,231)
Foreign currency transactions	—	—	(1,974)	(9,077)
Net realized gain on capital gains distributions from:
Investments in affiliated issuers	—	1,396	—	—
Total net realized gain (loss)	38,331,849	(2,609)	(104,016)	(876,308)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(38,398,839)	864,186	1,102,170	2,065,259
Investments in affiliated issuers	—	137,652	—	—
Foreign currency translations	—	—	(6)	(7,026)
Total net change in unrealized appreciation (depreciation)	(38,398,839)	1,001,838	1,102,164	2,058,233
Net realized and unrealized gain (loss) on investments and foreign currency	(66,990)	999,229	998,148	1,181,925
Change in net assets resulting from operations	$(1,186,704)	$1,038,868	$1,111,654	$2,269,012

(1)	Reflects operations for the period from November 30, 2018 (inception date) to March 31, 2019.

(2)	Net of foreign taxes withheld of $1,452, $0, $10,538, and $204,210, respectively.

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Operations – Continued

	Emerging Markets Fund
	Period Ended March 31, 2019(1)	Year Ended September 30, 2018
Investment income:
Dividend income(2)	$3,451,247	$26,636,658
Interest income	1,041,987	1,712,934
Total income	4,493,234	28,349,592

Expenses:
Investment advisory fees (Note 3)	7,581,693	17,020,548
Fund accounting and administration fees	209,582	479,269
Transfer agent fees	113,827	210,949
Legal fees	—	114,029
Miscellaneous	133,719	245,793
Registration fees	49,374	—
Audit and tax fees	25,250	39,211
Chief compliance officer fees	8,125	6,250
Custodian fees	200,458	740,254
Trustees' fees	9,513	56,755
Licensing fees	5,939	3,654
12b-1 fees (Note 2):
Investor class	125,165	495,441
Shareholder servicing fees (Note 2):
Investor class	125,165	495,441
Institutional Class	1,770,258	2,986,246
Total expenses	10,358,068	22,893,840
Net investment income (loss)	(5,864,834)	5,455,752

Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	(38,840,506)	85,817,899
Foreign currency transactions	(378,075)	(2,502,819)
Total net realized gain (loss)	(39,218,581)	83,315,080
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	137,569,554	(322,850,298)
Foreign capital gains tax	12,139	(2,601)
Foreign currency translations	44,877	(63,378)
Total net change in unrealized appreciation (depreciation)	137,626,570	(322,916,277)
Net realized and unrealized gain (loss) on investments and foreign currency	98,407,989	(239,601,197)
Change in net assets resulting from operations	$92,543,155	$(234,145,445)

(1)

Reflects operations for the period from October 1, 2018 to March 31, 2019. On November 28, 2018 the Board of Trustees approved the change of the Funds’ fiscal year end from September 30th to March 31st.

(2)	Net of foreign taxes withheld of $485,136 and $2,262,435, respectively.

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Changes in Net Assets

	Small/Mid-Cap Growth Fund				Equity Allocation Fund
	Year Ended March 31, 2019	Period Ended March 31, 2018(1)	Year Ended May 31, 2017		Period Ended March 31, 2019(2)
Change in net assets resulting from:
Operations:
Net investment income (loss)	$(1,119,714)	$(1,202,517)	$(1,311,677)		$39,639
Net realized gain (loss) on investments	38,331,849	22,898,775	(4,450,716)		(2,609)
Net change in unrealized appreciation (depreciation) on investments	(38,398,839)	30,926,148	46,120,751		1,001,838
Change in net assets resulting from operations	(1,186,704)	52,622,406	40,358,358		1,038,868

Distributions to shareholders:
Investor class of shares	(1,961)	— (3)	—		—
Institutional class of shares	(42,063,641)	—	(743,317	)(4)	—
Bel-Air Advisor class of shares	—	—	—		(26,651)
Change in net assets resulting from distributions to shareholders	(42,065,602)	—	(743,317)		(26,651)

Capital stock transactions:
Proceeds from sale of shares:
Investor class of shares	—	10,000 (3)	—		—
Institutional class of shares	44,972,576	34,538,860	101,284,904		—
Bel-Air Advisor class of shares	—	—	—		14,472,511
Net proceeds from sale of shares	44,972,576	34,548,860	101,284,904		14,472,511
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	1,961	— (3)	—		—
Institutional class of shares	38,912,871	—	716,969		—
Bel-Air Advisor class of shares	—	—	—		26,085
Net proceeds from shares issued	38,914,832	—	102,001,873		26,085
Cost of shares redeemed:
Institutional class of shares	(126,913,510)	(103,231,741)	(107,870,747)		—
Bel-Air Advisor class of shares	—	—	—		(11,561)
Net cost of shares redeemed	(126,913,510)	(103,231,741)	(107,870,747)		(11,561)
Change in net assets resulting from capital stock transactions	(43,026,102)	(68,682,881)	(5,868,874)		14,487,035
Change in net assets	(86,278,408)	(16,060,475)	33,746,167		15,499,252

Net assets:
Beginning of period	276,636,795	292,697,270	258,951,103		—
End of period	$190,358,387	$276,636,795 (5)	$292,697,270	(5)	$15,499,252

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Changes in Net Assets - Continued

	Small/Mid-Cap Growth Fund			Equity Allocation Fund
	Year Ended March 31, 2019	Period Ended March 31, 2018(1)	Year Ended May 31, 2017	Period Ended March 31, 2019(2)
Capital stock transactions in shares:
Sale of shares:
Investor class of shares	—	490 (3)	—	—
Institutional class of shares	2,418,731	1,798,855	6,277,194	—
Bel-Air Advisor class of shares	—	—	—	1,477,600
Net sale of shares	2,418,731	1,799,345	6,277,194	1,477,600
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	147	— (3)	—	—
Institutional class of shares	2,908,286	—	44,671	—
Bel-Air Advisor class of shares	—	—	—	2,918
Net shares issued	2,908,433	—	6,321,865	2,918
Shares redeemed:
Institutional class of shares	(7,032,145)	(5,247,256)	(6,682,018)	—
Bel-Air Advisor class of shares	—	—	—	(1,188)
Net shares redeemed	(7,032,145)	(5,247,256)	(6,682,018)	(1,188)
Net change resulting from fund share transactions in shares	(1,704,981)	(3,447,911)	(360,153)	1,479,330

(1)	Reflects operations for the period from June 1, 2017 to March 31, 2018. Effective as of the close of business on February 27, 2018 the fiscal year end was changed from May 31st to March 31st.

(2)	Reflects operations for the period from November 30, 2018 (inception date of Fund) to March 31, 2019.

(3)	Reflects operations from February 12, 2018 (inception date of Investor class) to March 31, 2018.

(4)	Distribution to shareholders are from net realized gain on investments. Effective in November 2018, the SEC eliminated the requirement to disclose the distribution amounts by type.

(5)

Net Assets - End of Period includes undistributed net investment losses for the period ended March 31, 2018 and year ended May 31, 2017 of -$362,931 and -$493,639, respectively. Effective in November 2018, the SEC eliminated the requirement to disclose undistributed net investment income (loss).

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Changes in Net Assets

	Emerging Markets Fund
	Period Ended March 31, 2019(1)	Year Ended September 30, 2018	Year Ended September 30, 2017
Change in net assets resulting from:
Operations:
Net investment income (loss)	$(5,864,834)	$5,455,752	$1,334,397
Net realized gain (loss) on investments and foreign currency transactions	(39,218,581)	83,315,080	39,653,813
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	137,626,570	(322,916,277)	273,275,284
Change in net assets resulting from operations	92,543,155	(234,145,445)	314,263,494

Distributions to shareholders
Investor class of shares	(83,899)	(13,040,637)	(177,850	)(2)
Institutional class of shares	(3,996,962)	(95,400,995)	(2,287,380	)(2)
Change in net assets resulting from distributions to shareholders	(4,080,861)	(108,441,632)	(2,465,230)

Capital stock transactions:
Proceeds from sale of shares:
Investor class of shares	19,465,373	128,095,426	139,569,746
Institutional class of shares	305,491,412	587,706,214	370,807,404
Net proceeds from sale of shares	324,956,785	715,801,640	510,377,150
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	77,416	12,052,486	155,105
Institutional class of shares	2,814,227	73,274,859	1,673,006
Net proceeds from shares issued	2,891,643	85,327,345	1,828,111
Cost of shares redeemed:
Investor class of shares	(57,760,927)	(150,120,661)	(107,631,873)
Institutional class of shares	(292,275,200)	(249,564,517)	(146,903,242)
Net cost of shares redeemed	(350,036,127)	(399,685,178)	(254,535,115)
Redemption fees	—	22,515	—
Change in net assets resulting from capital stock transactions	(22,187,699)	401,466,322	257,670,146
Change in net assets	66,274,595	58,879,245	569,468,410

Net assets:
Beginning of period	1,621,611,700	1,562,732,455	993,264,045
End of period	$1,687,886,295	$1,621,611,700	$1,562,732,455	(3)

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Changes in Net Assets - Continued

	Emerging Markets Fund
	Period Ended March 31, 2019(1)	Year Ended September 30, 2018	Year Ended September 30, 2017
Capital stock transactions in shares:
Sale of shares:
Investor class of shares	476,111	2,477,694	3,093,408
Institutional class of shares	7,347,833	11,891,412	8,285,900
Net sale of shares	7,823,944	14,369,106	11,379,308
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	1,999	235,175	4,090
Institutional class of shares	72,457	1,424,968	44,084
Net shares issued	74,456	1,660,143	48,174
Shares redeemed:
Investor class of shares	(1,422,969)	(3,086,893)	(2,456,405)
Institutional class of shares	(7,202,744)	(5,008,420)	(3,186,480)
Net shares redeemed	(8,625,713)	(8,095,313)	(5,642,885)
Net change resulting from fund share transactions in shares	(727,313)	7,933,936	5,784,597

(1)

Period presented is from October 1, 2018 to March 31, 2019. Effective November 28, 2018, the Fund’s fiscal year end was changed from September 30th to March 31st to align with the year end of other funds in the series trust.

(2)	Distribution to shareholders are from net investment income. Effective in November 2018, the SEC eliminated the requirement to disclose the distribution amounts by type.

(3)

Net Assets - End of Period includes undistributed net investment income for the year ended September 30, 2017 of $1,813,510. Effective in November 2018, the SEC eliminated the requirement to disclose undistributed net investment income (loss).

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Changes in Net Assets

	Global Equity Focused Fund		International Equity Fund
	Year Ended March 31, 2019	Period Ended March 31, 2018(1)	Year Ended March 31, 2019	Period Ended March 31, 2018(2)
Change in net assets resulting from:
Operations:
Net investment income	$113,506	$81,408	$1,087,087	$335,605
Net realized gain (loss) on investments and foreign currency transactions	(104,016)	(169,652)	(876,308)	68,904
Net change in unrealized appreciation on investments and foreign currency translation	1,102,164	939,865	2,058,233	1,747,679
Change in net assets resulting from operations	1,111,654	851,621	2,269,012	2,152,188

Distributions to shareholders:(3)
Investor class of shares	(937)	(59)	(918)	—
Institutional class of shares	(123,624)	(30,598)	(423,744)	—
Z class of shares	—	—	(706,486)	—
Change in net assets resulting from distributions to shareholders	(124,561)	(30,657)	(1,131,148)	—

Capital stock transactions:
Proceeds from sale of shares:
Investor class of shares	107,004	—	35,100	55,930
Institutional class of shares	2,483,935	14,884,500	45,714,313	4,447,975
Z class of shares	—	—	12,000,000	72,748,645 (4)
Net proceeds from sale of shares	2,590,939	14,884,500	57,749,413	77,252,550
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	937	59	918	—
Institutional class of shares	87,541	30,301	421,720	—
Z class of shares	—	—	706,486	—
Net proceeds from shares issued	88,478	30,360	1,129,124	—
Cost of shares redeemed:
Investor class of shares	(31,425)	—	—	—
Institutional class of shares	(2,532,346)	(4,316,620)	(6,649,861)	(50,900)
Z class of shares	—	—	(30,000,000)	(407,600)
Net cost of shares redeemed	(2,563,771)	(4,316,620)	(36,649,861)	(458,500)
Change in net assets resulting from capital stock transactions	115,646	10,598,240	22,228,676	76,794,050
Change in net assets	1,102,739	11,419,204	23,366,540	78,946,238

Net assets:
Beginning of period	11,519,204	100,000 (5)	78,946,238	—
End of period	$12,621,943	$11,519,204	$102,312,778	$78,946,238

See accompanying notes to financial statements.

Fiera Capital Series Trust Statements of Changes in Net Assets - Continued

	Global Equity Focused Fund		International Equity Fund
	Year Ended March 31, 2019	Period Ended March 31, 2018(1)	Year Ended March 31, 2019	Period Ended March 31, 2018(2)
Capital stock transactions in shares:
Sale of shares:
Investor class of shares	8,893	—	3,327	5,567
Institutional class of shares	211,480	1,363,420	4,527,822	436,799
Z class of shares	—	—	1,167,699	7,299,622
Net sale of shares	220,373	1,363,420	5,698,848	7,741,988
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	88	5	101	—
Institutional class of shares	8,235	2,619	46,445	—
Z class of shares	—	—	77,636	—
Net shares issued	8,323	2,624	124,182	—
Shares redeemed:
Investor class of shares	(2,642)	—	—	—
Institutional class of shares	(227,991)	(383,288)	(695,168)	(5,000)
Z class of shares	—	—	(3,083,248)	(40,000)
Net shares redeemed	(230,633)	(383,288)	(3,778,416)	(45,000)
Net change resulting from fund share transactions in shares	(1,937)	982,756	2,044,614	7,696,988

(1)	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.

(2)	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.

(3)

Distributions are presented separately by year in accordance with the SEC Rule for Disclosure Update and Simplification. The SEC eliminated the requirement to disclose the distribution amounts by type in late 2018. March 31, 2018 distributions are entirely from net investment income.

(4)

Includes $72,349,392 of paid-in-capital received from an in-kind subscription merger of an unaffiliated equity fund effective as of the close of business on October 6, 2017. The total value received of $72,349,392 from this non-taxable event represented $69,971,437 in securities cost, $2,289,329 in net unrealized appreciation, and $88,626 in other assets and liabilities in exchange for 7,259,622 Class Z shares at the time of the merger.

(5)

The Investment Adviser made the initial share purchase of $100,000 on April 18, 2017. The total initial share purchase of $100,000, included 5,000 shares of the Institutional Class and 5,000 shares of the Investor Class, each were purchased at $10.00 per share.

See accompanying notes to financial statements.

Fiera Capital Series Trust Financial Highlights – Bel-Air Advisor Class

For a Share Outstanding Throughout the Period

Period Ended March 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain (loss)	Total distributions	Net asset value, end of period	Total return(1)(3)	Gross expenses(2)	Net expenses(2)(4)		Net investment income(2)(4)	Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
Equity Allocation Fund
2019(5)	$10.00	$0.06	$0.47	$0.53	$(0.05)	$—	$(0.05)	$10.48	5.40%	4.27%	0.96	%(6)	1.33%	$15,499	2%

(1)	Based on net asset value as of end of period date.

(2)	Annualized, with the exception of non-recurring organizational costs.

(3)	Not annualized for periods less than one year.

(4)	The contractual expense waivers pursuant to Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

(5)	Reflects operations for the period from November 30, 2018 (inception date) to March 31, 2019.

(6)

The Adviser and Fund have a contractual expense limitation and reimbursement agreement in which the Adviser agrees to pay or absorb certain expenses of the Fund so that the total expense ratio of the Fund does not exceed 1.25% of its average daily net assets inclusive of Acquired Fund Fees. Acquired Fund Fees are an indirect cost of owning the Fund and are not included in these financial highlights. The Acquired Fund Fees for the fiscal year ended March 31, 2019 were 0.29% of average daily net assets.

See accompanying notes to financial statements.

Fiera Capital Series Trust Financial Highlights – Investor Class

For a Share Outstanding Throughout the Period

Period Ended March 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain		Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain (loss)	Total distributions	Net asset value, end of period	Total return(1)(3)	Gross expenses(2)	Net expenses(2)(4)	Net investment income (loss)(2)(4)	Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
Small/Mid-Cap Growth Fund
2019	$21.20	$(0.11)	$(0.38)		$(0.49)	$—	$(4.00)	$(4.00)	$16.71	2.44%	1.36%	1.30%	(0.73)%	$11	50%
2018(5)	$20.39	$(0.01)	$0.82		$0.81	$—	$—	$—	$21.20	3.97%	1.45%	1.30%	(0.53)%	$10	34%
Emerging Markets Fund
2019(6)	$43.02	$(0.30)	$3.01		$2.71	$—	$(0.03)	$(0.03)	$45.70	6.32%	1.60%	1.60%	(1.04)%	$92,289	17%
2018(7)	$52.68	$(0.05)	$(6.09	)(8)	$(6.14)	$(0.09)	$(3.43)	$(3.52)	$43.02	(12.71)%	1.61%	1.61%	(0.02)%	$127,525	48%
2017(7)(9)	$41.67	$(0.05)	$11.13		$11.08	$(0.07)	$—	$(0.07)	$52.68	26.66%	1.61%	1.61%	(0.12)%	$175,875	24%
2016(7)(9)	$35.38	$0.04	$6.26		$6.30	$(0.01)	$—	$(0.01)	$41.67	17.81%	1.62%	1.61%	0.11%	$112,388	15%
2015(7)(9)	$38.90	$0.09	$(3.48)		$(3.39)	$(0.13)	$—	$(0.13)	$35.38	(8.74)%	1.65%	1.61%	0.21%	$684,182	34%
2014(7)(9)	$34.24	$0.22	$4.55		$4.77	$(0.11)	$—	$(0.11)	$38.90	13.96%	1.64%	1.61%	0.58%	$582,490	42%
Global Equity Focused Fund
2019	$11.60	$0.04	$1.19		$1.23	$(0.07)	$(0.03)	$(0.10)	$12.73	10.75%	3.59%	1.15%	0.72%	$144	28%
2018(10)	$10.00	$0.09	$1.52		$1.61	$(0.01)	$—	$(0.01)	$11.60	16.12%	8.42%	1.15%	0.86%	$58	51%
International Equity Fund
2019(9)	$10.24	$0.08	$0.26		$0.34	$(0.08)	$(0.02)	$(0.10)	$10.48	3.51%	1.73%	1.25%	0.83%	$94	38%
2018(11)	$10.00	$0.02	$0.22		$0.24	$—	$—	$—	$10.24	2.40%	1.88%	1.25%	0.39%	$57	38%

(1)	Based on net asset value as of end of period.

(2)	Annualized, with the exception of non-recurring organizational costs.

(3)	Not annualized for periods less than one year.

(4)	The contractual expense waivers and recoupment provisions pursuant to Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

(5)	Reflects operations for the period from February 12, 2018 (inception date) to March 31, 2018.

(6)

Reflects operations for the period from October 1, 2018 to March 31, 2019. On November 28, 2018 the Board of Trustees approved the change of the Funds’ fiscal year end from September 30th to March 31st.

(7)	Reflects operations for the fiscal year from October 1st through September 30th.

(8)	Ratio includes redemption fees, which represents less than $0.01 per share.

(9)	Per share calculations are based on Average Shares outstanding throughout the period.

(10)	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.

(11)	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.

See accompanying notes to financial statements.

Fiera Capital Series Trust Financial Highlights – Institutional Class

For a Share Outstanding Throughout the Period

Period Ended March 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain (loss)	Total distributions	Net asset value, end of period	Total return(1)(3)	Gross expenses(2)	Net expenses(2)(4)	Net investment income (loss)(2)(4)	Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
Small/Mid-Cap Growth Fund
2019	$21.21	$(0.10)	$(0.32)	$(0.42)	$—	$(4.00)	$(4.00)	$16.79	2.81%	1.11%	1.05%	(0.49)%	$190,348	50%
2018(5)	$17.75	$(0.10)	$3.56	$3.46	$—	$—	$—	$21.21	19.49%	1.20%	1.05%	(0.49)%	$276,627	34%
2017(6)	$15.37	$(0.08)	$2.50	$2.42	$—	$(0.04)	$(0.04)	$17.75	15.80%	1.19%	1.05%	(0.48)%	$292,697	55%
2016(6)	$17.43	$(0.06)	$(1.92)	$(1.98)	$—	$(0.08)	$(0.08)	$15.37	(11.34)%	1.21%	1.05%	(0.42)%	$258,951	35%
2015(6)	$15.20	$(0.04)	$2.27	$2.23	$—	$—	$—	$17.43	14.67%	1.26%	1.05%	(0.48)%	$240,745	58%
2014(6)	$12.69	$(0.03)	$2.60	$2.57	$—	$(0.06)	$(0.06)	$15.20	20.26%	1.49%	1.05%	(0.38)%	$88,477	47%
Emerging Markets Fund
2019(7)	$43.22	$(0.15)	$2.92	$2.77	$(0.09)	$(0.03)	$(0.12)	$45.87	6.46%	1.35%	1.35%	(0.75)%	$1,595,597	17%
2018(8)(9)	$52.81	$0.20	$(6.22)	$(6.02)	$(0.14)	$(3.43)	$(3.57)	$43.22	(12.46)%	1.31%	1.31%	0.36%	1,494,087	48%
2017(8)(9)	$41.71	$0.06	$11.14	$11.20	$(0.10)	$—	$(0.10)	$52.81	26.95%	1.36%	1.36%	0.14%	1,386,857	24%
2016(9)(10)	$38.33	$0.10	$3.28	$3.38	$—	$—	$—	$41.71	8.82%	1.37%	1.37%	0.74%	880,876	15%
Global Equity Focused Fund
2019	$11.60	$0.11	$1.15	$1.26	$(0.09)	$(0.03)	$(0.12)	$12.74	11.07%	3.34%	0.90%	0.96%	$12,478	28%
2018(11)	$10.00	$0.08	$1.55	$1.63	$(0.03)	$—	$(0.03)	$11.60	16.30%	8.17%	0.90%	1.04%	$11,461	51%
International Equity Fund
2019(9)	$10.25	$0.12	$0.24	$0.36	$(0.10)	$(0.03)	$(0.13)	$10.48	3.72%	1.48%	1.00%	1.21%	$45,193	38%
2018(12)	$10.00	$0.05	$0.20	$0.25	$—	$—	$—	$10.25	2.50%	1.63%	1.00%	2.67%	$4,424	38%

(1)	Based on net asset value as of end of period.

(2)	Annualized, with the exception of non-recurring organizational costs.

(3)	Not annualized for periods less than one year.

(4)	The contractual expense waivers and recoupment provisions pursuant to Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

(5)	Reflects operations for the period from June 1, 2017 to March 31, 2018. Effective as of the close of business on February 27, 2018 the fiscal year end was changed from May 31st to March 31st.

(6)	Reflects operations for the fiscal year from June 1st through May 31st.

(7)

Reflects operations for the period from October 1, 2018 to March 31, 2019. On November 28, 2018 the Board of Trustees approved the change of the Funds’ fiscal year end from September 30th to March 31st.

(8)	Reflects operations for the fiscal year from October 1st through September 30th.

(9)	Per share calculations are based on Average Shares outstanding throughout the period.

(10)	Reflects the period from June 1, 2016 (inception date) to September 30, 2016.

(11)	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.

(12)	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.

See accompanying notes to financial statements.

Fiera Capital Series Trust Financial Highlights – Class Z

For a Share Outstanding Throughout the Period

Period Ended March 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain (loss)	Total distributions	Net asset value, end of period	Total return(1)(3)	Gross expenses(2)	Net expenses(2)(4)	Net investment income(2)(4)	Net assets, end of period (000 omitted)	Portfolio turnover rate(3)
International Equity Fund
2019	$10.26	$0.13	$0.26	$0.39	$(0.10)	$(0.03)	$(0.13)	$10.52	4.02%	1.48%	0.80%	1.23%	$57, 026	38%
2018(6)	$10.00	$0.04	$0.22	$0.26	$—	$—	$—	$10.26	2.60%	1.63%	0.80%	0.88%	$74,465	38%

(1)	Based on net asset value as of end of period.

(2)	Annualized, with the exception of non-recurring organizational costs.

(3)	Not annualized for periods less than one year.

(4)	The contractual expense waivers pursuant to Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

(5)	Per share calculations are based on Average Shares outstanding throughout the period.

(6)	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.

See accompanying notes to financial statements.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2019

1. Organization

The Fiera Capital Series Trust (the “Trust”) was organized on December 8, 2016, as a statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. As of March 31, 2019, the Trust consisted of five series: Fiera Capital Small/Mid-Cap Growth Fund (the “Small/Mid-Cap Growth Fund”), Fiera Capital Equity Allocation Fund (the “Equity Allocation Fund”), Fiera Capital Emerging Markets Fund (the “Emerging Markets Fund”), Fiera Capital Global Equity Focused Fund (the “Global Equity Focused Fund”), and Fiera Capital International Equity Fund (the “International Equity Fund”) (each a “Fund” and collectively the “Funds”). Inception dates displayed throughout this report represent the beginning performance measurement date by which the original NAV (“Net Asset Value”) was used for subscription placement. The funds’/class’ commencement of investment operations date began on the business day following the inception date.

Small/Mid-Cap Growth Fund – The investment objective of the Small/Mid-Cap Growth Fund is to achieve long-term capital growth. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks of companies believed to be small- and mid-cap growth-oriented companies that are selected for their long-term capital appreciation potential and which the Adviser expects to grow faster than the U.S. economy. The Fund considers an issuer to be a small- or mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell 2500 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

On February 12, 2018, the Apex Small/Mid-Cap Growth Fund (the “Apex Fund”), a series of The Ultimus Managers Trust, was reorganized into the Small/Mid-Cap Growth Fund. The Small/Mid-Cap Growth Fund has the same investment object and investment team, and substantially similar fundamental investment policies, principal investment strategies and risks as the Apex Fund. The Apex Fund’s inception date was June 29, 2012. Effective February 27, 2018, the Small/Mid-Cap Growth Fund’s fiscal year end was changed from May 31st to March 31st.

Equity Allocation Fund – The investment objective of the Equity Allocation Fund is to achieve capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in shares of exchange traded funds (“ETFs”) and affiliated and unaffiliated mutual funds that invest primarily in equity securities. The Fund may invest in issuers with market capitalizations of any size. Under normal circumstances, the Fund invests at least 80% of its net assets in shares of ETFs and affiliated and unaffiliated mutual funds that invest primarily in equity securities (the “Underlying Funds”). For these purposes, equity securities include common stocks, preferred stocks, securities convertible into common stocks, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (GDRs). The Underlying Funds may invest in companies located outside the Unites States, including emerging market countries. The Fund and certain Underlying Funds may from time to time emphasize one or more economic sectors in selecting their investments. Further, the Underlying Funds may invest in equity securities issued by companies of any size with no minimum market capitalization. The Fund’s inception date was November 30, 2018.

Emerging Markets Fund – The investment objective of the Emerging Markets Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of emerging market equities. Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, participatory notes, preferred stocks and warrants) of companies operating principally in emerging market countries. The Fund considers a company to be operating principally in an emerging market if: (i) its securities are primarily listed on the trading market of an emerging market country; (ii) the company is incorporated or has its principal business activities in an emerging market country; (iii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, an emerging market country; or (iv) its securities are included in the MSCI Emerging Markets Index. The Fund considers a country to be an emerging market country if: (x) it has been determined by an international organization, such as the World Bank, to have a low to middle income economy; (y) it is not included in the MSCI World Index, which measures the equity market performance of developed markets; or (z) it is represented in the MSCI Emerging Markets Index. The Fund may invest in issuers with market capitalizations of any size. The Predecessor Fund’s (defined below) inception date was December 14, 2011. On June 4, 2018 the City National Rochdale Emerging Markets Fund (the “Predecessor Fund”), a series of City National Rochdale Funds, was reorganized into the Emerging Markets Fund. The investment objective, policies, guidelines, and restrictions of the Emerging Markets Fund and the Predecessor Fund are identical in all material respects.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2019

The Adviser served as sub-adviser to the Predecessor Fund from December 1, 2017 until the reorganization. Effective November 28, 2018, the Emerging Markets Fund’s fiscal year end was changed from September 30th to March 31st.

Global Equity Focused Fund – The investment objective of the Global Equity Focused Fund is to achieve capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of global equities. Under normal market conditions, the Global Equity Focused Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purpose) in equity securities. Equity securities include common stock, preferred stock, convertible securities and depositary receipts. Under normal market conditions, the Fund generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or that have securities that trade in the form of depositary receipts, or companies that have formed under the laws of non-U.S. countries. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issues with market capitalization in excess of $1 billion. The Fund’s inception date was April 28, 2017.

International Equity Fund – The investment objective of the International Equity Fund is to achieve capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of international equities. Under normal market conditions, the International Equity Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies located in at least three countries other than the U.S, including emerging market countries. For these purposes, a company is considered located in a country outside the United States if: (i) the company’s securities are principally traded on such country’s exchange or (ii) the company’s securities are included in the MSCI World Ex-US Index. In addition, the Fund considers countries represented in the MSCI Emerging Markets Index to be emerging market countries. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issues with market capitalization in excess of $1 billion. The Fund’s inception date was September 29, 2017.

Fiera Capital Inc. (the “Adviser”) serves as the investment adviser of the Funds. The Board of Trustees of the Trust (the “Board”) has the overall responsibility for monitoring the operations of the Trust and the Funds, including the Adviser.

2. Significant Accounting Policies

The Funds are investment companies; as such, these financial statements have applied the guidance set forth in the Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies. The policies are in conformity with the United States Generally Accepted Accounting Principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Expenses – Expenses are accrued daily. Non-class specific expenses are allocated daily to each class of Shares based on the total Shares outstanding without distinction between Share classes. Expenses attributable to a particular class of Shares are allocated directly to that class. Expenses are subject to the Funds’ Expense Limitation Agreement (See Note 4).

Investment Valuation – Each Fund’s securities are valued at current market prices. Domestic exchange traded equity securities (other than those that trade on NASDAQ) are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00 p.m. New York time adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of each Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value as determined in good faith by the Adviser, pursuant to policies adopted by the Board and under the supervision of the Board. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. The Funds do not separately isolate the foreign currency translation for investments, and as such, any impact of foreign exchange is recorded through net realized and unrealized gain (loss) on investments and foreign currency.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2019

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, the security must be valued at fair value (the amount which a Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Board (“Fair Value Pricing”). The Board has delegated to its Valuation Committee all Fair Value Pricing determinations, subject to Board approval or ratification of appropriate fair value pricing methodologies, and has delegated to the Funds’ Adviser the responsibility for reviewing market prices and recommending to the Valuation Committee proposed Fair Value Pricing determinations.

Any debt securities (other than convertible securities) are valued in accordance with the procedures described above which, with respect to these securities, may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less may, absent unusual circumstances, be valued at amortized cost.

If, in the view of the Adviser, the bid price of a debt security (or ask price in the case of any such security held short), or the bid, ask, or price of any other type of security, does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. New York time (or 4:00 p.m. London time for the Emerging Markets Fund). Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined, prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before each Fund calculates its net asset value per share but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Funds or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds have retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate fair value.

GAAP defines fair value by establishing a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and each Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active).

●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Funds’ investments, used to value the Funds’ assets and liabilities as of March 31, 2019:

	Small/Mid-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$187,750,436	$—	$—	$187,750,436
Total	$187,750,436	$—	$—	$187,750,436

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2019

	Equity Allocation Fund
	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds*	$13,897,180	$—	$—	$13,897,180
Mutual Funds*	1,571,179	—	—	1,571,179
Total	$15,468,359	$—	$—	$15,468,359

	Emerging Markets Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
China	$124,888,391	$465,193,131	$—	$590,081,522
Hong Kong	—	200,708,595	—	200,708,595
India	75,687,622	206,565,059	—	282,252,681
Indonesia	—	99,362,075	—	99,362,075
Malaysia	—	31,585,582	—	31,585,582
Phillipines	31,663,893	95,082,096	—	126,745,989
South Africa	10,492,623	—	—	10,492,623
South Korea	—	112,646,495	—	112,646,495
Taiwan	—	64,747,916	—	64,747,916
Thailand	—	7,925,052	—	7,925,052
United States	20,104,875	—	—	20,104,875
Participation Notes*	—	26,419,719	—	26,419,719
Warrants*	422,875	—	—	422,875
Short-Term Investments	110,048,245	—	—	110,048,245
Total	$373,308,524	$1,310,235,720	$—	$1,683,544,244

	Global Equity Focused Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
India	$414,494	$—	$—	$414,494
Japan	—	732,104	—	732,104
Netherlands	—	736,200	—	736,200
Switzerland	—	1,503,133	—	1,503,133
United Kingdom	—	1,203,044	—	1,203,044
United States	7,958,534	—	—	7,958,534
Total	$8,373,028	$4,174,481	$—	$12,547,509

	International Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$3,036,787	$—	$3,036,787
Canada	3,218,775	—	—	3,218,775
Denmark	—	5,111,251	—	5,111,251
France	—	9,600,224	—	9,600,224
Germany	—	6,131,849	—	6,131,849
India	3,392,802	—	—	3,392,802
Japan	—	13,578,796	—	13,578,796
Netherlands	—	4,900,501	—	4,900,501
Sweden	—	2,192,020	—	2,192,020
Switzerland	—	17,641,650	—	17,641,650
Taiwan	3,857,900	—	—	3,857,900

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2019

United Kingdom	—	24,749,146	—	24,749,146
United States	3,411,747	—	—	3,411,747
Total	$13,881,224	$86,942,224	$—	$100,823,448

*	All sub-categories represent an entire Level 1 or Level 2 evaluation status.

As of March 31, 2019, the Funds did not hold any Level 3 securities.

Investment Transactions and Investment Income – Investment transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date. Income is allocated daily to each class of Shares based on the value of total Shares outstanding of each class.

Distributions to shareholders – The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, wash sales, non-deductible offering costs and capital loss carryforwards. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of Shares based on the value of total Shares outstanding of each class without distinction between Share classes. Expenses attributable to a particular class of Shares, such as distribution fees, are allocated directly to that class.

Federal Income Taxes – Each Fund intends to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. The Funds have no uncertain tax positions. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

Management has evaluated all tax positions taken or expected to be taken by the Funds to determine whether each tax position is more likely than not (i.e. greater than 50%) to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions that do not meet the more likely than not threshold will result in the Fund recording an unrecognized tax benefit. If the Funds were to incur an income tax liability in the future, interest on any income tax liability would be reported as interest expense and penalties on any income tax liability would be reported as income taxes. No interest expense or penalties have been recognized for the period ended March 31, 2019. Management of the Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Management has determined that the Funds have not taken any tax positions which do not meet the more likely than not threshold and as such, no liabilities related to uncertain tax positions have been reflected in the Funds’ financial statements.

The Funds’ U.S. Federal and state income and U.S. Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds’ 2015 - 2018 tax years are open to examination as of March 31, 2019.

Distribution Plan – Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Board of Trustees of the Trust have approved, and each Fund, other than the Equity Allocation Fund, has adopted, a distribution plan which allows the Funds to pay distribution fees for the sale and distribution of Investor Class shares of each Fund. Shareholders holding Investor Class shares will pay distribution fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to Investor Class Shares. For the period ended March 31, 2019, distribution fees amounted to $26, $125,165, $255, and $185 for the Investor Class Shares of the Small/Mid-Cap Growth Fund, Emerging Markets Fund, Global Equity Focused Fund, and International Equity Fund, respectively. Institutional, Class Z, and Bel-Air Advisor class shares do not pay distribution fees.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2019

Shareholder Servicing Fees – The Small/Mid-Cap Growth Fund, Equity Allocation Fund, Emerging Markets Fund, Global Equity Focused Fund, and International Equity Fund have certain arrangements in place to compensate financial intermediaries, including the Adviser or its affiliates, that hold Fund shares through networked and omnibus accounts, for services that they provide to Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel, and may include sub-accounting, subtransfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected to exceed 0.25% of the average aggregate value of the respective Fund’s shares. For the period ended March 31, 2019, shareholder servicing fees amounted to $125,165 and $185 for the Investor Class Shares of the Emerging Markets Fund and International Equity Fund, respectively, $1,770,258 and $47,412 for the Institutional Class Shares of the Emerging Markets Fund and International Equity Fund, respectively, and $173,775 for the Class Z Shares of the International Equity Fund. The Small/Mid-Cap Growth Fund, Equity Allocation Fund, and Global Equity Focused Fund do not pay shareholder servicing fees.

Foreign Securities Risk – Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. To the extent that each Fund concentrates its investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Emerging Market Securities Risk – Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Investments in Mauritius Subsidiary – To the extent that the Emerging Markets Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly-owned collective investment vehicle (the “Mauritius Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission that is managed by Fiera Capital Inc. The Mauritius Subsidiary was formed to allow the Fund’s investments in Indian companies to benefit from a favorable tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius.

Due to the recent amendment of the tax treaty between India and Mauritius, the capital gains tax exemption on shares of Indian companies will be phased out over a two-year period that began on April 1, 2017 and ended on March 31, 2019. Shares of Indian companies acquired on or after April 1, 2017, were subject to a reduced capital gains tax until March 31, 2019, and shares are taxed at India’s full tax rate thereafter. There is no guarantee that the tax treaty will not be amended further.

3. Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, pursuant to which the Adviser is responsible for developing, implementing and supervising the Funds’ investment programs and providing day-to-day management services to the Funds. The Small/Mid-Cap Growth Fund, Equity Allocation Fund, Emerging Markets Fund, Global Equity Focused Fund, and International Equity Fund will pay the Adviser a monthly fee in arrears that is accrued daily at an annual rate of 0.95%, 0.95%, 1.00%, 0.80%, and 0.80% of the average daily net assets of each Fund, respectively. The Equity Allocation Fund Advisory fee is reduced to an annual rate of 0.05% of the average daily net assets invested in affiliated fund investments. The Small/Mid-Cap Growth Fund’s Advisory fee is scheduled to increase to 1.00% effective April 1, 2020, pursuant to the Advisory Agreement. For the one-year period ended March 31, 2019, the Small/Mid-Cap Growth Fund, Equity Allocation Fund, Global Equity Focused Fund,

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2019

and International Equity Fund incurred $2,181,748, $27,895, $94,605, and $708,391 in investment advisory fees, respectively. The Emerging Markets Fund changed its fiscal year end from 9/30 to 3/31, and as such, for the period from October 1, 2018 through March 31, 2019, the Fund paid $7,581,693 in investment advisory fees.

The Adviser is under common control with Fiera Capital Corporation, which also manages other vehicles and accounts in accordance with an investment strategy that may be substantially similar to that of the Funds. From time to time the Adviser may engage its investment advisory affiliates around the world, including Fiera Capital Corporation (“Participating Affiliates”) to provide a variety of services such as, investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Adviser, including the Funds. This Participating Affiliate provides services to the Adviser pursuant to personnel-sharing or similar inter-company arrangements.

Certain Officers and Trustees of the Trust are also Officers of the Adviser.

4. Expense Limitation Agreement

The Adviser and the Funds have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Funds (including organization and offering expenses, but excluding taxes, interest, brokerage commissions and extraordinary expenses of each Fund and any other expenses, the exclusion of which is specifically set forth in each Fund’s prospectus and which may from time to time, be deemed appropriate as an excludable expense and specifically approved by the Board), to the extent necessary to limit the ordinary operating expenses of the Fund from exceeding the amounts for the periods set forth below.

In consideration of the Adviser’s agreement to limit each Fund’s expenses, the Adviser may recoup amounts waived or reimbursed for a period not to exceed three years from the time in which they were waived or reimbursed. Recoupment will be made only to the extent it does not cause a Fund’s ordinary operating expenses to exceed: (1) the Expense Limitation in effect at the time the expense was paid or absorbed; and (2) the Expense Limitation in effect at the time of recapture. The Expense Limitation Agreement will remain in effect for each Fund through the date specified below, unless sooner terminated at the sole discretion of the Board, but in no case will the Expense Limitation Agreement be terminated prior to one year from the date of the Prospectus filed with the Securities and Exchange Commission (the “SEC”).

	Expense Limitation Agreement
Fund	Investor Class	Institutional Class	Class Z	Bel-Air Advisor Class	Expense Limitation Agreement Expiration Date
Small/Mid-Cap Growth Fund	1.30%	1.05%	—	—	October 1, 2020
Equity Allocation Fund	—	—	—	1.25%*	December 31, 2019
Emerging Markets Fund	1.62%	1.37%	—	—	June 4, 2020
Global Equity Focused Fund	1.15%	0.90%	—	—	October 31, 2019
International Equity Fund	1.25%	1.00%	0.80%	—	December 31, 2019

*	The Equity Allocation Fund’s Expense Limitation is inclusive of Acquired Fund Fees.

As of March 31, 2019, expenses in the amounts of $128,193, $107,723, $288,092, and $563,815 were contractually reimbursed to the Small/Mid-Cap Growth Fund, Equity Allocation Fund, Global Equity Focused Fund, and International Equity Fund, respectively. The Emerging Markets Fund’s expenses did not exceed the contractual expense limit and there are no expenses subject to recoupment within the limitations noted above.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2019

As of March 31, 2019, the Adviser may seek recoupment for previously waived or reimbursed investment advisory fee reductions, subject to the limitations noted above, no later than the dates and amounts as outlined below:

Fund	Date of Expiration May 31, 2019	Date of Expiration May 31, 2020	Date of Expiration March 31, 2021	Date of Expiration March 31, 2022
Small/Mid-Cap Growth Fund	$398,226	$394,216	$369,616	$128,193
Equity Allocation Fund	—	—	—	107,723
Global Equity Focused Fund	—	—	579,303	288,092
International Equity Fund	—	—	313,833	563,815

5. Offering Costs

The Funds will bear all expenses incurred in its business and operations. The Adviser paid each Fund’s initial offering costs and may subsequently recoup these costs from each Fund which were incurred not more than three years prior to the date of recoupment, in accordance with the Expense Limitation Agreement. Costs incurred in connection with the offering of the Equity Allocation Fund, Global Equity Focused Fund, and International Equity Fund were deferred and amortized on a straight-line basis over the first twelve months of the Funds’ operations, which began on the inception day of November 30, 2018, April 28, 2017, and September 29, 2017, respectively. For the Equity Allocation Fund, total offering costs were $52,118 of which $16,992 was expensed in the period ended March 31, 2019. For the Global Equity Focused Fund, total offering costs were $163,812 of which $150,797 was expensed in the fiscal year ended March 31, 2018 and $13,015 was expensed in the fiscal year ended March 31, 2019. For the International Equity Fund, total offering costs were $102,248 of which $51,264 was expensed in the fiscal year ended March 31, 2018 and $50,984 was expensed in the fiscal year ended March 31, 2019.

6. Investment Transactions

Purchases and sales of securities by each Fund, excluding short-term investments and in-kind contributions, for the period ended March 31, 2019 were as follows:

Fund	Purchases	Sales
Small/Mid-Cap Growth Fund	$113,350,208	$200,085,782
Equity Allocation Fund	14,642,777	172,251
Emerging Markets Fund	245,755,366	239,515,146
Global Equity Focused Fund	3,250,287	3,251,267
International Equity Fund	53,970,634	32,907,196

7. Federal Income Tax Information

As of March 31, 2019, the Small/Mid-Cap Growth Fund, Equity Allocation Fund, Emerging Markets Fund, Global Equity Focused Fund and International Equity Fund had $252,329, $0, $2,613,433, $0 and $0, respectively, of qualified late-year ordinary losses, which are deferred until fiscal year 2020 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year , are deemed to arise on the first day of each Fund’s next taxable year.

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. As of March 31, 2019, the Small/Mid-Cap Growth Fund, Equity Allocation Fund, Emerging Markets Fund, Global Equity Focused Fund and International Equity Fund had $0, $0, $0, $0, and $313,644, respectively, of post-October capital losses which are deferred until April 1, 2019 for tax purposes.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2019

At March 31, 2019, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

	Small/Mid-Cap Growth Fund	Fiera Capital Equity Allocation Fund	Emerging Markets Fund	Global Equity Focused Fund	International Equity Fund
Cost of investments	$148,755,299	$14,469,460	$1,440,266,641	$10,711,501	$95,427,855
Gross unrealized appreciation	$45,213,007	$1,020,791	$344,558,318	$1,984,773	$9,014,241
Gross unrealized depreciation	(6,217,870)	(21,892)	(101,280,715)	(148,765)	(3,618,648)
Net unrealized appreciation on investments	$38,995,137	$998,899	$243,277,603	$1,836,008	$5,395,593

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax basis of the components of distributable net earnings (deficit) at March 31, 2019 were as follows:

	Small/Mid-Cap Growth Fund	Fiera Capital Equity Allocation Fund	Emerging Markets Fund	Global Equity Focused Fund	International Equity Fund
Undistributed Ordinary Income	$—	$28,644	$—	$91,178	$542,627
Undistributed Long-Term Capital Gains	4,624,919	—	—	—	—
Tax accumulated earnings	4,624,919	28,644		91,178	542,627
Accumulated Capital and Other Losses	(252,329)	—	(47,204,099)	(99,477)	(313,644)
Unrealized Appreciation	38,995,137	998,899	243,277,603	1,836,008	5,395,593
Foreign currency translations	—	—	11,092	(421)	(7,626)

Distributable net earnings	$43,367,727	$1,027,543	$196,084,596	$1,827,288	$5,616,950

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2019

The tax character of distributions paid during the fiscal year ended March 31, 2019 and March 31, 2018 for Small/Mid-Cap Growth Fund, Equity Allocation Fund, Global Equity Fund and International Equity Fund; the tax character of distributions paid during the fiscal year ended March 31, 2019 and September 30, 2018 for Emerging Markets Fund were as follows:

	Small/Mid-Cap Growth Fund			Equity Allocation Fund	Emerging Markets Fund
	Year Ended March 31, 2019	Period Ended March 31, 2018(1)	Year Ended May 31, 2017	Period Ended March 31, 2019(2)	Period Ended March 31, 2019(3)	Year Ended September 30, 2018	Year Ended September 30, 2017
Ordinary Income	$—	$—	$—	$26,651	$2,863,096	$11,090,588	$608,538
Long-Term Capital Gain	$42,065,602	$—	$743,317	$—	$1,217,765	$97,351,044	$—

	Global Equity Focused Fund		International Equity Fund
	Year Ended March 31, 2019	Period Ended March 31, 2018(4)	Year Ended March 31, 2019	Period Ended March 31, 2018(5)
Ordinary Income	$124,561	$30,657	$1,012,810	$—
Long-Term Capital Gain	$—	$—	$118,338	$—

(1)	Reflects operations for the period from June 1, 2017 to March 31, 2018. Effective as of the close of business on February 27, 2018, the fiscal year end was changed from May 31st to March 31st.

(2)	Reflects operations for the period from November 30, 2018 (inception date of the Fund) to March 31, 2019.

(3)

Period presented is from October 1, 2018 to March 31, 2019. Effective November 28, 2018, the Fund’s fiscal year end was changed from September 30th to March 31st to align with the year end of other funds in the series trust.

(4)	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.

(5)	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.

As of March 31, 2019, the Funds had net capital loss carryovers as follows:

	Small/Mid-Cap Growth Fund	Fiera Capital Equity Allocation Fund	Emerging Markets Fund	Global Equity Focused Fund	International Equity Fund
Not subject to expiration:
Short Term	$—	$—	$34,831,817	$71,033	$—
Long Term	—	—	9,758,849	28,444	—
	$—	$—	$44,590,666	$99,477	$—

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2019

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2019, permanent differences in book and tax accounting have been reclassified to undistributed net investment income and accumulated net realized loss as follows:

	Increase (Decrease)
	Paid in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Small/Mid-Cap Growth Fund	$7,508,879	$1,230,316	$(8,739,195)
Equity Allocation Fund	$(15,326)	$15,656	$(330)
Emerging Markets Fund	$(3,503,600)	$8,128,102	$(4,624,502)
Global Equity Focused Fund	$—	$(2,037)	$2,037
International Equity Fund	$—	$(9,272)	$9,272

8. Investments in Affiliated Issuers

An affiliated issuer is an entity in which a Fund has ownership of at least 5% of the voting securities, or any investment in a Fiera Fund. Issuers that are affiliates of a Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain security shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2019. Please refer to the Schedule of Investments for which class a Fund’s underlying affiliated issuer represents.

Fund/Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Value End of Period	Investment Income
Equity Allocation Fund
Fiera Capital Global Equity Focused Fund	$ —	$ 1,433,527	$ —	$ 137,652	$ —	$ 1,571,179	$ 5,175

9. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience of the Adviser, the Funds expect the risk of loss to be remote.

10. Officers and Trustees

Beginning January 1, 2019, each Independent Trustee receives an annual retainer of $38,000 by the Trust (They are also reimbursed for travel-related expenses). In addition, the Audit Committee Chair is also paid an annual retainer of $5,000 by the Trust. No “interested persons” who serves as Trustee of the Funds received any compensation for their services as Trustee.

11. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of each Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of March 31, 2019, Charles Schwab & Co., Inc., for the benefit of its customers and UBS Financial Services, Inc. owned 29% and 39% of the Small/Mid-Cap Growth Fund, respectively. As of March 31, 2019, National Financial Services, LLC, for the benefit of its customers, owned 29% of the Emerging Markets Fund. As of March 31, 2019, Mac & Co. and Charles Schwab & Co., Inc., for the benefit of their customers, owned 56% and 38% of the International Equity Fund, respectively.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2019

12. New Accounting Pronouncements

On August 28, 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of ASC Topic 820. ASU 2018-13’s amendments are effective for annual periods beginning after December 15, 2019. Early adoption is permitted. Management has adopted certain disclosures of ASU 2018-13 as permitted by the standard.

13. Subsequent Events

On April 1, 2019 the Global Equity Focused Fund changed its name to Global Equity Fund, and updated its investment strategy as set forth in the supplement to its prospectus dated March 20, 2019.

Management of the Funds has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Fiera Capital Series Trust Report of the Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Fiera Capital Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fiera Capital Series Trust, comprising Fiera Capital Small/Mid-Cap Growth Fund, Fiera Capital Equity Allocation Fund, Fiera Capital Emerging Markets Fund, Fiera Capital Global Equity Focused Fund, and Fiera Capital International Equity Fund, (collectively, the “Funds”), including the schedules of investments, as of March 31, 2019, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds listed above constituting Fiera Capital Series Trust as of March 31, 2019, and the results of their operations, the changes in their net assets, and the financial highlights for the period indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Comprising the Fiera Capital Series Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Fiera Capital Small/Mid-Cap Growth Fund	For the year ended March 31, 2019	For the year ended March 31, 2019 and the period from June 1, 2017 through March 31, 2018	For the year ended March 31, 2019 and the period from June 1, 2017 through March 31, 2018
Fiera Capital Equity Allocation Fund	For the period from November 30, 2018 (inception date) through March 31, 2019	For the period from November 30, 2018 (inception date) through March 31, 2019	For the period from November 30, 2018 (inception date) through March 31, 2019
Fiera Capital Emerging Markets Fund	For the period from October 1, 2018 through March 31, 2019 and for the year ended September 30, 2018	For the period from October 1, 2018 through March 31, 2019 and for the year ended September 30, 2018	For the period from October 1, 2018 through March 31, 2019 and for the year ended September 30, 2018
Fiera Capital Global Equity Focused Fund	For the year ended March 31, 2019	For the year ended March 31, 2019 and period from April 28, 2017 (inception date) through March 31, 2018	For the year ended March 31, 2019 and period from April 28, 2017 (inception date) through March 31, 2018
Fiera Capital International Equity Fund	For the year ended March 31, 2019	For the year ended March 31, 2019 and period from September 29, 2017 (inception date) through March 31, 2018	For the year ended March 31, 2019 and period from September 29, 2017 (inception date) through March 31, 2018

The statement of changes in net assets for the year ended May 31, 2017, and the financial highlights for the years ended May 31, 2017, 2016, 2015 and 2014 for the Fiera Capital Small/Mid-Cap Growth Fund and the statement of changes in net assets for the year ended September 30, 2017, and the financial highlights for the years in the period ended September 30, 2017 for the Fiera Capital Emerging Markets Fund were audited by other auditors whose reports, dated July 27, 2017 and November 28, 2017, respectively, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of

Fiera Capital Series Trust Report of the Independent Registered Public Accounting Firm

their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/Deloitte & Touche LLP

Milwaukee, Wisconsin
May 30, 2019

We have served as the auditor of one or more Fiera Capital affiliated investment companies since 2015.

Fiera Capital Series Trust Expense Example March 31, 2019 (Unaudited)

For the period ended March 31, 2019

As a shareholder of the Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended March 31, 2019 (10/1/18 – 3/31/19).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Investor				Institutional
Fund	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Annualized Expense Ratio (1)	Expenses paid During Period 10/1/18- 3/31/2019 (1)	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Annualized Expense Ratio(1)	Expenses paid During Period 10/1/18- 3/31/19(1)
Small/Mid-Cap Growth Fund
Actual	$ 1,000.00	$ 956.70	1.30%	$ 6.34	$ 1,000.00	$ 959.00	1.05%	$ 5.13
Hypothetical (5% return before expenses)	1,000.00	1,018.50	1.30	6.54	1,000.00	1,019.80	1.05	5.29
Emerging Markets Fund
Actual	1,000.00	1,063.20	1.60	8.23	1,000.00	1,064.60	1.35	6.95
Hypothetical (5% return before expenses)	1,000.00	1,017.00	1.60	8.05	1,000.00	1,018.30	1.35	6.79
Global Equity Focused Fund
Actual	1,000.00	1,038.60	1.15	5.84	1,000.00	1,039.00	0.90	4.58
Hypothetical (5% return before expenses)	1,000.00	1,019.30	1.15	5.79	1,000.00	1,010.25	0.90	4.53
International Equity Fund
Actual	1,000.00	996.20	1.25	6.22	1,000.00	997.30	1.00	4.98
Hypothetical (5% return before expenses)	1,000.00	1,018.80	1.25	6.29	1,000.00	1,020.00	1.00	5.04

Fiera Capital Series Trust Expense Example – Continued March 31, 2019 (Unaudited)

	Class Z
	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Annualized Expense Ratio(1)	Expenses paid During Period 10/1/18- 3/31/19(1)
International Equity Fund
Actual	$ 1,000.00	$ 998.40	0.80%	$ 3.99
Hypothetical (5% return before expenses)	1,000.00	1,021.00	0.80	4.03

	Bel-Air Advisor Class
Equity Allocation Fund
Actual	1,000.00	1,054.00	0.96(2)(3)	3.26(2)(3)
Hypothetical (5% return before expenses)	1,000.00	1,020.23	0.96(3)(4)	4.82(3)(4)

(1)

For all Funds in the Trust except the Equity Allocation Fund, expenses are equal to the Funds’ annualized expense ratios for the period October 1, 2018 through March 31, 2019, multiplied by the average account value over the period and multiplied by 182/365 (to reflect the one-half year period).

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period November 30, 2018 (inception date) through March 31, 2019, multiplied by the average account value over the period and multiplied by 121/365 (to reflect the one-half year period).

(3)

The Adviser and Fund have a contractual expense limitation agreement and reimbursement agreement in which the Adviser agrees to pay or absorb certain expenses of the Fund so that the total expense ratio of the Fund does not exceed 1.25% of its average daily net assets inclusive of Acquired Fund Fees. Acquired Fund Fees are an indirect cost of owning the Fund and are not included in expense example above. Had acquired fund fees been included actual and hypothetical returns for the six month period ended March 31, 2019 would have been higher.

(4)

Expenses are equal to the Fund’s annualized expense ratio for the period November 30, 2018 (inception date) through March 31, 2019, multiplied by the average account value over the period and multiplied by 182/365 (to reflect the one-half year period).

Fiera Capital Series Trust Additional Information March 31, 2019 (Unaudited)

Trustees and Officers Information

Information regarding each of the Trustees and officers of the Trust, including their principal occupations during the past five years, is set forth below. The business address of each Trustee and officer is c/o Fiera Capital Inc., 375 Park Avenue, 8th Floor, New York, New York 10152. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees, and is available without charge, upon request, by calling 1-855-771-7119.

Name, Age, and Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Present or Past (Within 5 Years) Other Directorships Held by Trustees
Disinterested Trustees
Gerald Hellerman, 81 Trustee	Indefinite/ Since Inception

Mr. Hellerman owned and served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, from the firm’s inception in 1993 until it ceased operations in 2013. Mr. Hellerman currently serves as a director and chair of the audit committee of MVC Capital, Inc., and as director and chief compliance officer for The Mexico Equity and Income Fund, Inc. and for Special Opportunities Fund, Inc. Mr. Hellerman currently serves as Trustee of Crossroads Liquidating Trust (formerly BDCA Venture, Inc.). Mr. Hellerman also serves as a director and member of the audit committee of The Swiss Helvetia Fund, Inc., and as trustee and chair of the audit committee of High Income Securities Fund. Mr. Hellerman was previously a director of Ironsides Partners Opportunity Offshore Fund Ltd. and director and chairman of the audit committee of Emergent Capital, Inc. (formerly known as Imperial Holdings Inc.)

			5	See Principal Occupation During Past 5 Years column.
Kevin Mirabile, 57 Trustee	Indefinite/ Since Inception	Mr. Mirabile is currently a Clinical Associate Professor of Finance of Finance and Business Economics at Fordham University., (2007-Present). He previously served as a Principal at Morgan Stanley (1986-1995), a senior Executive Director at Daiwa Securities (1995-1998), a Managing Director at Barclays Capital (1998-2004) and as Chief Operating Officer at Larch Lane Advisors (2008-2011). He graduated from S.U.N.Y. Albany in 1983, is a CPA, and has a doctorate in finance and economics from PACE University (2013).	5	None

Fiera Capital Series Trust Additional Information March 31, 2019 (Unaudited)

Name, Age, and Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Present or Past (Within 5 Years) Other Directorships Held by Trustees
Disinterested Trustees - Continued
Corey Dillon, 48 Trustee	Indefinite/ Since August 15, 2018	Mr. Dillon has been CEO of Benefitness Partners, a Denver-based provider of corporate wellness programs, since co-founding the firm in 2015. He has also served as an independent consultant to asset managers since 2015. He was previously Senior Vice President and Director of Advisory Services for ALPS, a DST Company from April 2007 – May 2015.	5	None
Interested Trustee*
Michael Kalbfleisch, 59 Interested Trustee, Chairman	Indefinite/ Since Inception	Mr. Kalbfleisch currently serves as Senior Vice President and Portfolio Manager, Fiera Capital Inc. (June 2016 to present). He previously served as Vice President and Chief Compliance Officer of Apex Capital Management, Inc. (2001 to May 2016).	5	None
Officers Who are Not Trustees
Benjamin Thompson, 49 Chief Executive Officer	Indefinite/ Since Inception

Mr. Thompson currently serves as President and Chief Executive Officer of Fiera Capital Inc. (November 2015 to present). He previously served as Managing Principal and Chief Executive Officer at Samson Capital Advisors (June 2004 to October 2015).

			N/A	N/A
Pierre Blanchette, 51 Chief Financial Officer	Indefinite/ Since Inception	Mr. Blanchette currently serves as Executive Vice President and Head of Finance at Fiera Capital Corporation (April 2007 to present).	N/A	N/A

Fiera Capital Series Trust Additional Information March 31, 2019 (Unaudited)

Name, Age, and Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Present or Past (Within 5 Years) Other Directorships Held by Trustees
Officers Who are Not Trustees - Continued
Stephen McShea, 46 Chief Compliance Officer	Indefinite/ Since Inception

Mr. McShea currently serves as General Counsel Fiera Capital Inc. He previously served as General Counsel and Chief Compliance Officer at Larch Lane Advisors (June 2009 to February 2015) (asset management).

			N/A	N/A

*	Trustee who is an “interested person” (as defined by the 1940 Act) of the Funds because of his affiliation with the Adviser and its affiliates.

**	The Trustees serve on the Board of Trustees for terms of indefinite duration.

Proxy Voting – For a description of the policies and procedures that each Fund use to determine how to vote proxies relating to portfolio securities, please call (toll-free) 1-855-771-7119 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at https://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, upon request, by calling (toll-free) 1-855-771-7119 or by accessing the website of the Securities and Exchange Commission at https://www.sec.gov.

Disclosure of Portfolio Holdings – Each Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available beginning May 30, 2019). Each Fund’s Form N-Q or Form N-PORT is available on the website of the Securities and Exchange Commission at https://www.sec.gov. Each Fund’s Form N-Q or Form N-PORT also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information

Corporate Dividends Received Deduction – For the year ended March 31, 2019, the Small/Mid-Cap Growth Fund, Equity Allocation Fund, Emerging Markets Fund, Global Equity Focused Fund, and International Equity Fund, respectively, had 0%, 5.05%, 0%, 100% and 0% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income – For the year ended March 31, 2019, the Small/Mid-Cap Growth Fund, Equity Allocation Fund, Emerging Markets Fund, Global Equity Focused Fund, and International Equity Fund, respectively, had 0%, 92.82%, 0%, 100% and 100% of dividends paid from net investment income, designated as qualified dividend income.

Foreign Taxes Paid – Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the International Equity Fund designates $1,259,598 of income derived from foreign sources and $184,621 of foreign taxes paid for the period ended March 31, 2019.

Of the ordinary income (including short-term capital gain) distributions made (or to be made) for the year ended March 31, 2019, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Equity Fund	$0.1293	$0.0190

Long-Term Capital Gains Designation – Pursuant to IRC 852 (b)(3) of the Internal Revenue Code, the Small/Mid-Cap Growth Fund, Equity Allocation Fund, Emerging Markets Fund, Global Equity Focused Fund, and International Equity Fund hereby designates $42,065,600, $0, $1,217,765, $0 and $118,374, respectively, as long-term capital gains distributed during the year ended March 31, 2019. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%.

Fiera Capital Series Trust Approval of Investment Advisory Agreements March 31, 2019 (Unaudited)

At a meeting held in person on February 27, 2019, the Board of Trustees (the “Board”) of Fiera Capital Emerging Markets Fund (the “Emerging Markets Fund”), Fiera Capital Global Equity Focused Fund (the “Global Fund”), Fiera Capital International Equity Fund (the “International Fund”) and Fiera Capital Small/Mid-Cap Growth Fund (the “SMID Fund”) approved the renewal of each of the investment advisory agreements (each, an “Advisory Agreement,” and collectively the “Advisory Agreements”) between Fiera Capital Series Trust (the “Trust”), a Delaware statutory trust, on behalf of each of the Emerging Markets Fund, the Global Fund, the International Fund and the SMID Fund (the “Funds”), respectively, each a series of the Trust, and Fiera Capital Inc., a Delaware corporation (the “Adviser”), for an additional one-year period. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Funds (the “Independent Trustees”), separately voted to approve the renewal of each Advisory Agreement.

In considering whether to approve the renewal of the Advisory Agreements, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services provided to each of the Funds by the Adviser; (ii) the investment performance of each of the Funds, including comparative performance information; (iii) the fees and expenses of each of the Funds, including comparative expense information; (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services; (v) economies of scale and (vi) other benefits to the Adviser from its relationship with the Funds. In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding services provided to the Funds. The Trustees noted the importance of the Adviser having adequate resources and, in this regard, noted the Adviser’s significant assets under management. The Trustees noted the financial strength of Fiera Capital Corporation, the Adviser’s parent company and the resources, including personnel (subject to the oversight and supervision of the Adviser) it provides the Adviser as a “participating affiliate.” The Trustees also took into account the Adviser’s representation that its current financial condition should enable it to continue to provide quality services to the Funds. The Board also discussed the acceptability of the terms of each Advisory Agreement, including the relatively broad scope of services required to be performed by the Adviser under each agreement. The Trustees noted that no changes were proposed to any of the terms of the Advisory Agreements. They also noted the wide array of legal and compliance services provided to the Funds. The Board also observed that the Adviser provides, at its own expense, facilities necessary for the operation of the Funds and it makes personnel available to serve as the senior officers of the Funds, including the Chief Executive Officer and the Chief Financial Officer, as well as the Chief Compliance Officer. In connection with the investment advisory services provided to the Funds, the Board discussed, in detail, with representatives of the Adviser, the management of the Funds’ investments in accordance with each Fund’s stated investment objective and policies. With respect to each Fund, the Board reviewed each portfolio management team’s experience and resources in employing each Fund’s strategy. In addition, the Trustees observed (a) with respect to Emerging Markets Fund, that the Emerging Markets Fund is the successor to the City National Rochdale Emerging Markets Fund (the “CNR Fund”) and that the CNR Fund was sub-advised by the Adviser prior to a reorganization with the Emerging Markets Fund that closed on June 4, 2018 and that prior to providing such sub-advisory services, the portfolio manager had been employed by CNR, which managed the Fund (since its inception in 2011) using substantially identical strategies as those currently being employed; and (b) with respect to the SMID Fund, that the SMID Fund is the successor to the APEXcm Small/Mid-Cap Growth Fund (the “Predecessor Fund”) and that the Adviser managed the Predecessor Fund prior to a reorganization with the SMID Fund that closed on February 12, 2018. The Trustees observed the Adviser’s representation that there was no turnover in key investment personnel serving any of the Funds. The Board found it was reasonable to expect that each Fund would continue to receive the services required from the Adviser under their respective Advisory Agreements and that these services should be of high quality.

(b) Investment Performance of the Funds and Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the performance of the Adviser for each Fund. In particular, the Trustees observed: (i) with respect to the Emerging Markets Fund, the Fund’s relatively strong performance, including its 5-star Morningstar rating for the 5-year period, though 2018 was a challenging year for the Fund and emerging markets, in general; (ii) with respect to the International Fund and the Global Fund, each Fund’s outperformance of its benchmark for the one-year period, as well as for the period since each Fund’s inception, and each Fund’s rank in the top quintile for its peer group for the same

Fiera Capital Series Trust Approval of Investment Advisory Agreements March 31, 2019 (Unaudited)

periods; and (iii) with respect to the SMID Fund, the Fund’s solid absolute returns for the three- and five-year periods, noting, though, the Fund’s underperformance of its benchmark and its rank in the bottom quartile of its peer group for recent periods. The Trustees observed though that the bulk of the SMID Fund’s underperformance came from 2016 and noted recently improved performance.

(c) Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Funds

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreements. The Trustees also considered information showing a comparison of the advisory fees and expense ratios of each of the Funds compared with fees and expenses of other similarly managed open-end registered products, as well as fees of other accounts advised by the Adviser which employ investment strategies similar to that of the Funds. The Trustees noted: (i) with respect to the Emerging Markets Fund and the International Fund, that each Fund’s management fee approximated its peer group median; (ii) with respect to the Global Fund, that the Fund’s management fee was slightly higher than the peer group median, but its net expense ratio for each share class ranked in the top half of the peer group; and (iii) with respect to the SMID Fund, that the Fund’s contractual management fee was higher than the peer group median, though, due to its expense cap, its effective net management fee was reduced by more than 10 bps. In general, the Trustees observed the effect of the proposed expense limitations agreed to by the Adviser on each Fund’s expense ratio. Based on its review, the Board concluded that the level of the management fees for each Fund was fair and reasonable in light of the extent and quality of services that each Fund receives.

In reaching this conclusion, the Trustees also considered the profitability realized by the Adviser and its affiliates from the relationship with the Funds. The Trustees observed that the Adviser’s profitability from the Funds and overall appeared reasonable.

(d) Other Benefits

The Trustees then considered the direct and indirect benefits to the Adviser and its affiliates from its relationship with the Funds, including the fees paid pursuant to the Advisory Agreements, the Funds’ Shareholder Service Agreement with the Adviser, as well as soft dollars. The Board concluded that the Funds would benefit from those services and that the benefits to the Adviser derived from these relationships seemed fair and reasonable.

(e) Economies of Scale

The Trustees then considered the economies of scale that might be realized by the Adviser as a Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Trustees observed that although each Fund’s advisory fee rate is currently not subject to a breakpoint, none of the Funds, except the Emerging Markets Fund, has achieved meaningful scale. With respect to the Emerging Markets Fund, the Trustees noted that the Fund’s fee structure mirrors the structure that was in effect for the CNR Fund immediately prior to its reorganization into the Emerging Markets Fund and, since the reorganization, the Fund’s scale had been diminished materially due to a significant decline in its net assets. However, the Trustees agreed to reconsider the matter should the Emerging Markets Fund’s assets increase materially from their level at the time of reorganization.

Conclusion

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fees under each Advisory Agreement to be fair and reasonable in light of the services to be provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved the renewal of the Advisory Agreement for each Fund for an additional one-year period.

Fiera Capital Series Trust Privacy Notice

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of Fiera Capital Series Trust (the “Trust”) with respect to the collection, sharing and protection of non-public personal information of the Trust’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Trust. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Trust’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

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Board of Trustees

Corey Dillon
Gerald Hellerman
Michael Kalbfleisch
Kevin Mirabile

Investment Adviser

Fiera Capital, Inc.
375 Park Avenue, 8th Floor
New York, New York 10152

Dividend Paying Agent, Custodian, Transfer Agent

UMB Fund Services
235 West Galena Street
Milwaukee, WI 53212

Distributor

Foreside Fund Services, LLC
3 Canal Plaza #100
Portland, ME 04101

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 East Wells Street, Suite 1400
Milwaukee, WI 53202

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Each Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Funds are not a bank deposits, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in each Fund’s filings with the Securities and Exchange Commission. Each Fund undertakes no obligation to update any forward looking statement.

Item 2. Code of Ethics

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Gerald Hellerman. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

On November 28, 2018 the Board of Trustees approved the change of the Emerging Markets Fund’s fiscal year end from September 30th to March 31st. The fees listed for September 30, 2018 pertain to that fund only. The aggregate fees billed for professional services by the principal accountant during the Registrant’s last two fiscal years were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended March 31, 2019	$102,400
Fiscal year ended September 30, 2018	$19,000
Fiscal year ended March 31, 2018	$57,000

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s principal accountant for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended March 31, 2019	$0
Fiscal year ended September 30, 2018	$0
Fiscal year ended March 31, 2018	$0

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s principal accountant for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews, and tax agent services.

Fiscal year ended March 31, 2019	$29,250
Fiscal year ended September 30, 2018	$5,000
Fiscal year ended March 31, 2018	$19,500

(d) All Other Fees.

Fiscal year ended March 31, 2019	None
Fiscal year ended September 30, 2018	None
Fiscal year ended March 31, 2018	None

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the fiscal year ended March 31, 2019, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits

(a)	(1)	Code of Ethics. Filed herewith.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. Not applicable

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Fiera Capital Series Trust

By	/s/ Benjamin Thompson
Title	Benjamin Thompson, Principal Executive Officer

Date	June 10, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Benjamin Thompson
Title	Benjamin Thompson, Principal Executive Officer

Date	June 10, 2019

By	/s/ Pierre Blanchette
Title	Pierre Blanchette, Principal Financial Officer

Date	June 10, 2019